UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21152

Nuveen Georgia Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Nuveen Municipal Closed-End Funds

NKG Nuveen Georgia Quality Municipal Income Fund
NMY Nuveen Maryland Quality Municipal Income Fund
NMS Nuveen Minnesota Quality Municipal Income Fund
NOM Nuveen Missouri Quality Municipal Income Fund
NNC Nuveen North Carolina Quality Municipal Income Fund
NPV Nuveen Virginia Quality Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	8

Common Share Information	10

Risk Considerations	12

Performance Overview and Holding Summaries	14

Portfolios of Investments	20

Statement of Assets and Liabilities	65

Statement of Operations	67

Statement of Changes in Net Assets	69

Statement of Cash Flows	72

Financial Highlights	74

Notes to Financial Statements	83

Additional Fund Information	98

Glossary of Terms Used in this Report	99

Reinvest Automatically, Easily and Conveniently	101

Chairman’s Letter to Shareholders

Dear Shareholders,

The global economy seemed to reach a turning point in 2018. Growth was peaking in the U.S. and slowing everywhere else. Deregulation and tax law changes, which lowered corporate and individual tax rates and encouraged companies to repatriate overseas profits, helped boost U.S. economic growth and amplify corporate earnings during 2018. Meanwhile, a weakening housing market and a flattening yield curve in the U.S. and disappointing economic growth across Europe, China and Japan signaled caution. With future corporate profits looking less certain, rising interest rates, a stronger U.S. dollar, trade wars and unpredictable politics, bearish sentiment took hold, pressuring stocks, corporate bonds and commodities alike.

Although downside risks have been rising, the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth
Chairman of the Board
January 22, 2019

Portfolio Managers’ Comments

Nuveen Georgia Quality Municipal Income Fund (NKG)
Nuveen Maryland Quality Municipal Income Fund (NMY)
Nuveen Minnesota Quality Municipal Income Fund (NMS)
Nuveen Missouri Quality Municipal Income Fund (NOM)
Nuveen North Carolina Quality Municipal Income Fund (NNC)
Nuveen Virginia Quality Municipal Income Fund (NPV)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Daniel J. Close, CFA, Stephen J. Candido, CFA, and Christopher L. Drahn, CFA, discuss key investment strategies and the six-month performance of these six Nuveen Funds. Dan has managed the Nuveen Georgia and North Carolina Funds since 2007. Steve assumed portfolio management responsibility for the Maryland and Virginia Funds in 2016. Chris has managed the Missouri Fund since 2011 and assumed responsibility for the Minnesota Fund in 2016.

What key strategies were used to manage these Funds during the six-month reporting period ended November 30, 2018?

In the six-month reporting period, municipal bond prices fell as yields rose across the yield curve. Rates rose unevenly, however, with larger increases among shorter and longer maturities than in the middle-range maturities. Despite some pockets of high yield outflows, supply and demand conditions remained favorable and credit fundamentals continued to be relatively robust. The municipal markets of Maryland and North Carolina outperformed the national municipal market, while the markets of Georgia, Minnesota, Missouri and Virginia underperformed the national market. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.

Our trading activity continued to focus on pursuing the Funds’ investment objectives. We continued to seek bonds in areas of the market that we expected to perform well as the economy continued to improve. While the supply available in each state varied, to the extent possible, the Funds’ overall positioning emphasized intermediate and longer maturities, lower rated credits and sectors offering higher yields. The Funds also sold some depreciated bonds that were bought when interest rates were lower and reinvested the proceeds into similar bonds offering higher yield levels to capitalize on the tax loss (which can be used to offset future taxable gains) and boost the Funds’ income distribution capabilities. In the rising interest rate environment of this reporting period, we found more opportunities to buy attractive higher yielding bonds for this bond exchanging strategy.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

We initiated some transitions in NKG’s and NNC’s portfolios during the reporting period. First, we sought to reduce the cost of leverage by adding tender option bonds (TOBs) and using the proceeds to pay down some of the preferred shares leverage. (For more information, see the Fund Leverage commentary following this portfolio managers’ commentary.) Secondly, both Funds increased their exposure to out-of-state paper. The Georgia and North Carolina municipal bond markets offer generally lower yielding bonds, and with the recent yield curve flattening, we have found fewer opportunities to buy bonds that we believe have attractive long-term total return potential. We sold some of the in-state positions with the lowest embedded yields to buy discounted national credits offering 4% coupon rates. This buying comprised most of the elevated trading activity during the reporting period. Additionally, we made few purchases in state. NKG bought credits issued for Atlanta water and sewer and Metropolitan Atlanta Rapid Transit Authority, known as MARTA. NNC added a private higher education revenue bond issued for Wake Forest University, a local appropriation bond for the city of Greensboro and a health care revenue bond for Charlotte Mecklenburg Hospital.

NMY also worked to improve the cost-effectiveness of its portfolio leverage by replacing some of the preferred shares leverage with TOBs. This including a new TOB trust for Maryland CDA Residential revenue bonds and moving some existing holdings into TOB trusts. (For more information, see the Fund Leverage commentary following this portfolio managers’ commentary.) Additionally, we bought some higher grade issues for Maryland housing and appropriation bonds for Prince Georges County COP, and lower rated credits issued for Gaithersburg Asbury Methodist continuing care retirement center and Baltimore Parking System. The Maryland Fund also took advantage of prevailing market conditions to exchange bonds with lower embedded yields for similar bonds offering higher yields to improve the Fund’s tax efficiency and increase their income distribution.

For NMS and NOM, the proceeds for most of the two Fund’s purchases came from called and maturing bonds, the tax-loss exchanges and some trimming of lower coupon holdings as yields rose. From a credit ratings perspective, we made more purchases among higher grade bonds during this reporting period, reflecting our comfort with the Funds’ current allotment to lower rated, higher yielding bonds and, in NOM’s case, the scarcity of appealing opportunities amid shrinking new issuance in the Missouri market. The Missouri Fund’s sector allocations remained stable over the reporting period, with marginal increases in local GO and water and sewer exposures. In contrast to Missouri and the national market trend, the Minnesota market saw an increase in new issue supply over the trailing six- and twelve-month periods ended November 30, 2018. NMS added to the health care and GO sectors, buying newly issued revenue bonds for Minneapolis Fairview Health Services and Duluth Essentia Health, as well as GOs for Brainerd Independent School District.

Most of the trading activity in NPV involved exchanging positions with lower embedded yields for higher yielding bonds, including I-66 Expressway and Washington D.C. Metropolitan Transportation Authority. We also bought some newly issued revenue bonds for Washington D.C. Metropolitan Transportation Authority and Metropolitan Washington D.C. Airports Authority and added non-rated Peninsula Town Center tax obligation bonds. The Virginia Fund’s weighting in AAA rated bonds declined over the reporting period as pre-refunded bonds reached maturity and were reinvested into lower rated bonds. NPV’s duration also lengthened as the proceeds from called bonds and coupon payments were reinvested into longer-dated bonds.

As of November 30, 2018, NKG, NMY, NOM, NNC and NPV continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the six-month reporting period ended November 30, 2018?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended November 30, 2018. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes.

For the six-month reporting period ended November 30, 2018, the total return at common share NAV for all six Funds underperformed their respective state’s S&P Municipal Bond Index and the national S&P Municipal Bond Index.

The Funds’ performance was affected by duration and yield curve positioning, credit ratings allocations, sector allocations and credit selection. In addition, the use of regulatory leverage was a factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

For NKG, NMY, NMS, NNC and NPV, duration and yield curve positioning were a detractor from relative performance. As the municipal bond yield curve steepened, shorter duration bonds outperformed, which was disadvantageous for the Funds’ overweight allocations to long duration credits and/or underweight allocations to short duration credits. For NKG and NMS, this positioning had a slightly negative impact on performance, while the majority of NMY’s and NPV’s relative underperformance was driven by duration and yield curve positioning. Although NOM was mildly overweighted in the longer end of the yield curve, the overall curve positioning was not a major determinant of relative performance.

Credit ratings allocations were generally disadvantageous to the Funds’ performance in this reporting period. NKG and NNC were mainly hurt by underweight allocations to AAA rated paper, as the highest grade group outperformed in their states. NMY and NPV each held overweight allocations to BBB rated bonds, which lagged in this reporting period due to spread widening caused by selling pressure from high yield funds. For NMY, many of the BBB rated holdings are hospital and project finance bonds while NPV’s BBB rated credits tend to be toll road bonds. Additionally, the Maryland Fund’s underweight to AAA rated credits and overweight to single A rated bonds were detrimental to relative results. The Virginia Fund’s overweight to the single B rated category, which includes a large proportion of tobacco settlement bonds, was another laggard because the tobacco sector underperformed in this reporting period. For NOM and NMS, credit ratings allocation had a relatively neutral impact on relative performance.

Sectors with higher proportions of high grade bonds outperformed in this reporting period. The tax-supported sectors, such as state and local GOs, and pre-refunded bonds outperformed revenue sectors, which tend to be composed of lower rated bonds. NKG’s overweight to local GOs and exposure to the water and sewer sector were positive contributors, offsetting the negative results from exposure to the higher education sector. NMY’s sector allocations were an overall detractor, as overweights to health care and tobacco (an out-of-state position, as Maryland does not offer tobacco settlement bonds), and a significant underweight to GOs weighed on relative performance. For NMS, an overweight to the health care sector was unfavorable but an overweight to public power bonds, which outperformed, offset the negative impact. NOM’s overweight to pre-refunded bonds, which performed well due to their shorter durations and higher credit quality, countered the underperformance of the overweight to the health care sector, which detracted. NNC’s sector positioning was a positive contributor overall as an overweight to pre-refunded bonds helped, despite relative weakness from an overweight to the water and sewer sector. NPV’s overweight to toll road sector and underweight to GOs were a drag on relative performance.

In terms of individual credit selection, the longest dated credits were generally among the Funds’ weakest performing holdings, especially TOBs and zero coupon bonds. However, NKG and NNC bought discounted 4% coupon bonds during the reporting period that increased in value by the end of the period and were top contributing holdings. NPV and NMY benefited from the strong performance of Puerto Rico bonds and FirstEnergy Solutions credits (see An Update on FirstEnergy Solutions Corp. following this commentary). Shorter duration bonds such as Richmond Expressway in NPV and Western Maryland Health System and Prince George’s County National Harbor in NMY also performed well.

An Update on FirstEnergy Solutions Corp.

FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code on March 18, 2018. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy Corp., FirstEnergy Solution’s parent announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen Funds are included, entered into an “Agreement in Principal” with FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.

In terms of FirstEnergy holdings, shareholders should note that NMY had 0.37% and NPV had 0.50% exposure, which are all secured holdings.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

Leverage from issuance of preferred shares had a positive impact on the total return performance of NKG, NMY, NMS, NOM and NNC over the reporting period, while leverage from issuance of preferred shares had a negligible impact on the total return performance of NPV over the reporting period. The use of leverage through inverse floating rate securities had a negligible impact on the total return performance of the Funds over the reporting period.

As of November 30, 2018, the Funds’ percentages of leverage are as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Effective Leverage*	38.20%	41.14%	39.09%	37.62%	41.33%	39.70%
Regulatory Leverage*	30.16%	38.00%	39.09%	36.85%	38.41%	34.26%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of November 30, 2018, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate Preferred	*	Variable Rate Remarketed Preferred	**
	Shares Issued at		Shares Issued at
	Liquidation Preference		Liquidation Preference		Total

NKG	$58,500,000		$—		$58,500,000

NMY	$197,000,000		$—		$197,000,000

NMS	$52,800,000		$—		$52,800,000

NOM	$18,000,000		$—		$18,000,000

NNC	$143,500,000		$—		$143,500,000

NPV	$128,000,000		$—		$128,000,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, VMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.
**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares and Note 10 – Subsequent Events for further details on preferred shares and each Fund’s respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of November 30, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distribution (Ex-Dividend Date)	NKG	NMY	NMS	NOM	NNC	NPV
June 2018	$0.0380	$0.0440	$0.0550	$0.0430	$0.0390	$0.0460
July	0.0380	0.0440	0.0550	0.0430	0.0390	0.0460
August	0.0380	0.0440	0.0550	0.0430	0.0390	0.0460
September	0.0345	0.0440	0.0510	0.0430	0.0360	0.0435
October	0.0345	0.0440	0.0510	0.0430	0.0360	0.0435
November 2018	0.0345	0.0440	0.0510	0.0430	0.0360	0.0435
Total Monthly Per Share Distributions	$0.2175	$0.2640	$0.3180	$0.2580	$0.2250	$0.2685
Yields
Market Yield*	3.79%	4.51%	5.02%	4.34%	3.66%	4.50%
Taxable-Equivalent Yield*	5.41%	6.40%	7.37%	6.19%	5.19%	6.41%

*	Market Yield for a Fund is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the current reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an assumed combined federal and state income tax rate of 30.0%, 29.5%, 31.9%, 29.9%, 29.5% and 29.8% for NKG, NMY, NMS, NOM, NNC and NPV, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. Taxable-Equivalent Yield also assumes that 100% of the income generated and paid by the Fund is exempt from both federal and state income tax; a Fund’s Taxable-Equivalent Yield will be lower to the extent the Fund invests in municipal securities paying income that is not exempt from state and/or federal income tax (e.g., certain out-of-state bonds). If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, NMS was authorized by the Securities and Exchange Commission (SEC) to issue additional common shares through an equity shelf program (Shelf Offering). Under this program NMS, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the Shelf Offering, the Fund was authorized to issue additional common shares as shown in the accompanying table.

NMS
Additional authorized common shares	500,000

During the current reporting period, NMS did not sell any common shares through its Shelf Offering.

Refer to the Notes to Financial Statements, Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and the Fund’s transactions.

COMMON SHARE REPURCHASES

During August 2018, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of November 30, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Common shares cumulatively repurchased and retired	125,000	975,101	4,390	—	265,600	45,063
Common shares authorized for repurchase	1,055,000	2,335,000	580,000	235,000	1,640,000	1,795,000

During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

	NKG	NMY	NMS	NNC	NPV
Common shares repurchased and retired	125,000	217,601	4,390	112,200	45,063
Weighted average price per common share repurchased and retired	$10.98	$11.78	$12.00	$11.86	$11.59
Weighted average discount per common share repurchased and retired	15.46%	15.53%	15.08%	15.62%	15.31%

OTHER COMMON SHARE INFORMATION

As of November 30, 2018, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Common share NAV	$13.00	$13.90	$14.22	$13.16	$14.13	$13.73
Common share price	$10.91	$11.70	$12.18	$11.88	$11.81	$11.60
Premium/(Discount) to NAV	(16.08)%	(15.83)%	(14.35)%	(9.76)%	(16.42)%	(15.51)%
6-month average premium/(discount) to NAV	(15.20)%	(15.24)%	(10.23)%	(5.78)%	(14.81)%	(13.66)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Georgia Quality Municipal Income Fund (NKG)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NKG.

Nuveen Maryland Quality Municipal Income Fund (NMY)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMY.

Nuveen Minnesota Quality Municipal Income Fund (NMS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMS.

Nuveen Missouri Quality Municipal Income Fund (NOM)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NOM.

Nuveen North Carolina Quality Municipal Income Fund (NNC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NNC.

Nuveen Virginia Quality Municipal Income Fund (NPV)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NPV.

NKG	Nuveen Georgia Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
November 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NKG at Common Share NAV	(0.77)%	(0.64)%	3.86%	5.89%
NKG at Common Share Price	(2.24)%	(13.42)%	3.35%	4.40%
S&P Municipal Bond Georgia Index	0.31%	0.86%	3.05%	4.73%
S&P Municipal Bond Index	0.36%	1.16%	3.59%	5.07%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	155.4%[1]
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	2.2%

Net Assets Plus Floating Rate Obligations & VMTP Shares, net of deferred offering costs	157.7%
Floating Rate Obligations	(14.5)%
VMTP Shares, net of deferred offering costs	(43.2)%
Net Assets	100%

[1]	Includes 12.8% of net assets (8.2% of total investments) in out of state bonds.

Portfolio Composition
(% of total investments)
Tax Obligation/General	22.5%
Tax Obligation/Limited	15.9%
Water and Sewer	12.5%
Education and Civic Organizations	11.8%
Utilities	10.7%
Health Care	9.8%
U.S. Guaranteed	8.7%
Transportation	7.5%
Other	0.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.1%
AAA	7.2%
AA	57.8%
A	17.6%
BBB	7.9%
N/R (not rated)	1.4%
Total	100%

NMY	Nuveen Maryland Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
November 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMY at Common Share NAV	(0.89)%	0.11%	4.45%	6.34%
NMY at Common Share Price	(2.04)%	(2.85)%	4.81%	7.59%
S&P Municipal Bond Maryland Index	0.49%	0.93%	2.78%	4.40%
S&P Municipal Bond Index	0.36%	1.16%	3.59%	5.07%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	164.5%[1]
Other Assets Less Liabilities	5.4%

Net Assets Plus Floating Rate Obligations & VMTP Shares, net of deferred offering costs	169.9%
Floating Rate Obligations	(8.6)%
VMTP Shares, net of deferred offering costs	(61.3)%
Net Assets	100%

[1]	Includes 15.0% of net assets (9.1% of total investments) in bonds issued by U.S. Territories, including Puerto Rico, Guam and U.S. Virgin Islands and 10.4% of net assets (6.3% of total investments) in out of state bonds.

Portfolio Composition
(% of total investments)
Health Care	23.3%
Tax Obligation/Limited	18.1%
Tax Obligation/General	11.4%
U.S. Guaranteed	8.5%
Education and Civic Organizations	6.5%
Transportation	6.2%
Housing/Multifamily	5.4%
Water and Sewer	4.6%
Other	16.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.3%
AAA	10.0%
AA	27.1%
A	20.7%
BBB	19.2%
BB or Lower	4.0%
N/R (not rated)	10.7%
Total	100%

NMS	Nuveen Minnesota Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
November 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMS at Common Share NAV	(1.04)%	(0.49)%	4.74%	8.30%
NMS at Common Share Price	(8.21)%	(12.28)%	2.26%	7.40%
S&P Municipal Bond Minnesota Index	0.23%	0.75%	2.95%	4.72%
S&P Municipal Bond Index	0.36%	1.16%	3.59%	5.07%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	161.1%
Short-Term Municipal Bonds	3.3%
Other Assets Less Liabilities	(0.2)%
Net Assets Plus VMTP Shares, net of deferred offering costs	164.2%
VMTP Shares, net of deferred offering costs	(64.2)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	18.9%
Tax Obligation/General	18.7%
Education and Civic Organizations	15.8%
Utilities	12.9%
Long-Term Care	8.5%
Tax Obligation/Limited	8.4%
U.S. Guaranteed	7.3%
Other	9.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.3%
AAA	19.4%
AA	21.1%
A	24.1%
BBB	9.2%
BB or Lower	6.8%
N/R (not rated)	14.1%
Total	100%

NOM	Nuveen Missouri Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
November 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NOM at Common Share NAV	(0.46)%	0.21%	4.84%	6.80%
NOM at Common Share Price	(9.15)%	(17.36)%	2.95%	5.85%
S&P Municipal Bond Missouri Index	0.34%	1.13%	3.57%	5.61%
S&P Municipal Bond Index	0.36%	1.16%	3.59%	5.07%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	153.7%
Short-Term Municipal Bonds	2.6%
Other Assets Less Liabilities	3.2%
Net Assets Plus Floating Rate Obligations & MFP Shares, net of deferred offering costs	159.5%
Floating Rate Obligations	(1.9)%
MFP Shares, net of deferred offering costs	(57.6)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	24.4%
Education and Civic Organizations	14.7%
Tax Obligation/Limited	13.0%
Tax Obligation/General	12.0%
Water and Sewer	11.4%
U.S. Guaranteed	9.7%
Long-Term Care	7.3%
Other	7.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.7%
AAA	7.5%
AA	37.3%
A	24.1%
BBB	8.7%
BB or Lower	5.2%
N/R (not rated)	7.5%
Total	100%

NNC	Nuveen North Carolina Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
November 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NNC at Common Share NAV	(0.59)%	(0.81)%	4.39%	5.88%
NNC at Common Share Price	(1.94)%	(4.80)%	4.34%	5.66%
S&P Municipal Bond North Carolina Index	0.45%	0.81%	2.85%	4.43%
S&P Municipal Bond Index	0.36%	1.16%	3.59%	5.07%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	167.7%[1]
Other Assets Less Liabilities	2.8%
Net Assets Plus Floating Rate Obligations & VMTP Shares, net of deferred offering costs	170.5%
Floating Rate Obligations	(8.1)%
VMTP Shares, net of deferred offering costs	(62.4)%
Net Assets	100%

[1]	Includes 11.9% of net assets (7.1% of total investments) in out of state bonds.

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	16.2%
U.S. Guaranteed	16.1%
Education and Civic Organizations	15.5%
Transportation	15.5%
Health Care	14.1%
Water and Sewer	13.3%
Other	9.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.7%
AAA	17.2%
AA	50.0%
A	12.5%
BBB	6.8%
N/R (not rated)	1.8%
Total	100%

NPV	Nuveen Virginia Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
November 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NPV at Common Share NAV	(1.22)%	(0.34)%	5.00%	6.32%
NPV at Common Share Price	(3.95)%	(5.63)%	4.51%	5.39%
S&P Municipal Bond Virginia Index	0.24%	0.89%	3.28%	4.62%
S&P Municipal Bond Index	0.36%	1.16%	3.59%	5.07%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	158.3%[1]
Short-Term Municipal Bonds	0.6%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate Obligations & VRDP Shares, net of deferred offering costs	160.3%
Floating Rate Obligations	(8.3)%
VRDP Shares, net of deferred offering costs	(52.0)%
Net Assets	100%

[1]	Includes 13.9% of net assets (8.8% of total investments) in bonds issued by U.S. Territories, including Puerto Rico, Guam and U.S. Virgin Islands.

Portfolio Composition
(% of total investments)
Transportation	25.1%
Tax Obligation/Limited	19.2%
Health Care	13.4%
U.S. Guaranteed	12.2%
Education and Civic Organizations	8.5%
Long-Term Care	4.4%
Other	17.2%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	14.1%
AAA	7.4%
AA	38.4%
A	9.9%
BBB	15.5%
BB or Lower	7.7%
N/R (not rated)	7.0%
Total	100%

NKG	Nuveen Georgia Quality Municipal
Income Fund
Portfolio of Investments
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.4% (99.9% of Total Investments)
	MUNICIPAL BONDS – 155.4% (99.9% of Total Investments)
	Education and Civic Organizations – 18.3% (11.8% of Total Investments)
$700	Carrollton Payroll Development Authority, Georgia, Student Housing Revenue Bonds, University of West Georgia, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	2/19 at 100.00	A1	$701,806
1,600	Cobb County Development Authority, Georgia, Revenue Bonds, KSU University II Real Estate Foundation, LLC Project, Series 2011, 5.000%, 7/15/41 – AGM Insured	7/21 at 100.00	AA	1,692,640
3,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43	3/28 at 100.00	AA	3,021,930
1,340	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	N/R	1,378,900
3,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2015A, 5.000%, 3/15/36	3/26 at 100.00	A2	3,278,790
1,530	Gwinnett County Development Authority, Georgia, Revenue Bonds, Georgia Gwinnett College Student Housing Project, Refunding Series 2017B, 5.000%, 7/01/37	7/27 at 100.00	A+	1,713,141
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Refunding Series 2013A, 5.000%, 10/01/43	10/23 at 100.00	AA+	3,291,780
	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2009, Tender Option Bond Trust 2015-XF0073:
730	12.879%, 9/01/32, 144A (IF)	9/19 at 100.00	AA+	796,700
1,150	12.897%, 9/01/35, 144A (IF)	9/19 at 100.00	AA+	1,253,190
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2016A, 5.000%, 10/01/46 (UB) (4)	10/26 at 100.00	AA+	2,235,460
1,325	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.250%, 10/01/30	10/22 at 100.00	Baa2	1,407,759
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa2	1,036,150
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	A3	3,165,990
23,375	Total Education and Civic Organizations			24,974,236
	Health Care – 15.1% (9.7% of Total Investments)
	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
205	5.250%, 12/01/22 (5), (6)	2/19 at 100.00	N/R	—
745	5.375%, 12/01/28 (5), (6)	12/18 at 100.00	N/R	—
715	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2010, 5.000%, 6/15/40	6/20 at 100.00	AA–	742,526
3,485	Development Authority of Fulton County Revenue Bonds, Georgia, Piedmont Healthcare, Inc. Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	AA–	3,751,533
	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health System, Inc. Project, Series 2017A:
1,780	5.000%, 4/01/36	4/27 at 100.00	A	1,952,874
1,000	5.000%, 4/01/37	4/27 at 100.00	A	1,093,280
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
235	5.000%, 2/15/33	2/20 at 100.00	AA–	241,942
235	5.125%, 2/15/40	2/20 at 100.00	AA–	241,667
930	5.250%, 2/15/45	2/20 at 100.00	AA–	957,853

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2017B:
$3,000	5.500%, 2/15/42 (UB) (4)	2/27 at 100.00	AA	$3,466,380
5,500	5.250%, 2/15/45 (UB) (4)	2/27 at 100.00	AA	6,195,145
1,620	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 5.000%, 11/15/37	11/22 at 100.00	AA–	1,767,841
19,450	Total Health Care			20,411,041
	Housing/Multifamily – 0.9% (0.6% of Total Investments)
1,205	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A, 4.500%, 11/01/35	11/23 at 100.00	BBB+	1,199,312
	Tax Obligation/General – 35.0% (22.5% of Total Investments)
4,000	Bryan County School District, Georgia, General Obligation Bonds, Series 2018, 5.000%, 8/01/42 (UB) (4)	8/26 at 100.00	AA+	4,453,840
3,000	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates, Tanner Medical Center, Inc. Project, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	AA	3,272,670
2,000	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building Series 2018A, 4.000%, 6/15/37	6/28 at 100.00	A+	2,005,560
	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project, Refunding Series 2017:
1,000	5.000%, 2/01/29 – AGM Insured	2/27 at 100.00	AA	1,154,700
650	5.000%, 2/01/35 – AGM Insured	2/27 at 100.00	AA	732,407
2,350	Evanston, Illinois, General Obligation Bonds, Corporate Purpose Series 2016A, 4.000%, 12/01/43	6/28 at 100.00	AA+	2,354,371
2,000	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2016, 5.000%, 7/01/35	7/26 at 100.00	Aa2	2,227,440
3,000	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 4/01/44	4/25 at 100.00	AAA	3,308,670
3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA	3,375,750
10	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.125%, 3/15/31	3/21 at 100.00	Aaa	10,073
3,550	Georgia State, General Obligation Bonds, Series 2015A, 5.000%, 2/01/28	2/25 at 100.00	AAA	4,077,565
3,500	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2013, 5.000%, 2/01/36	2/23 at 100.00	AAA	3,841,985
1,500	Habersham County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2014B, 5.000%, 2/01/37	2/24 at 100.00	Aa3	1,616,850
345	Lamar County School District, Georgia, General Obligation Bonds, Series 2017, 5.000%, 3/01/33	9/27 at 100.00	Aa1	398,844
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
302	5.500%, 7/15/23	7/21 at 100.00	N/R	301,876
601	5.500%, 7/15/30	7/21 at 100.00	N/R	597,319
659	5.500%, 1/15/36	7/21 at 100.00	N/R	655,164
500	Paulding County, Georgia, General Obligation Bonds, Series 2017, 5.000%, 2/01/31	2/28 at 100.00	Aa1	587,860
3,000	Sandy Springs Public Facilities Authority, Georgia, Revenue Bonds, Sandy Springs City Center Project, Series 2015, 5.000%, 5/01/47	5/26 at 100.00	Aaa	3,343,110
2,260	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	2,391,035
	Vidalia School District, Toombs County, Georgia, General Obligation Bonds, Series 2016:
500	5.000%, 8/01/30	2/26 at 100.00	Aa1	570,190
400	5.000%, 8/01/31	2/26 at 100.00	Aa1	454,488

NKG	Nuveen Georgia Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$3,500	West Virginia State, General Obligation Bonds, State Road Competitive Series 2018B, 4.000%, 6/01/42	6/28 at 100.00	Aa2	$3,540,740
2,000	Winder-Barrow Industrial Building Authority, Georgia, Revenue Bonds, City of Winder Project, Refunding Series 2012, 5.000%, 12/01/29 – AGM Insured	12/21 at 100.00	A1	2,138,480
43,627	Total Tax Obligation/General			47,410,987
	Tax Obligation/Limited – 24.7% (15.9% of Total Investments)
	Atlanta and Fulton County Recreation Authority, Georgia, Revenue Bonds, Zoo Atlanta Parking Facility Project, Series 2017:
1,180	5.000%, 12/01/34	12/27 at 100.00	AA+	1,355,761
1,260	5.000%, 12/01/36	12/27 at 100.00	AA+	1,434,938
3,250	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/44	7/25 at 100.00	Aa3	3,625,830
575	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Refunding Series 2017, 5.000%, 12/01/24	No Opt. Call	A3	647,709
	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D:
1,200	5.000%, 1/01/30	1/27 at 100.00	A2	1,357,164
1,525	5.000%, 1/01/31	1/27 at 100.00	A2	1,717,791
725	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 5.000%, 7/01/41	7/23 at 100.00	A–	781,071
5,745	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 1993, 5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	Baa2	6,288,937
405	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	A+	455,269
3,020	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	Baa2	3,156,142
700	Georgia State Road and Tollway Authority, Federal Highway Grant Anticipation Revenue Bonds, Series 2017A, 5.000%, 6/01/29	6/27 at 100.00	AA	815,668
1,000	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015B, 5.000%, 7/01/41	7/26 at 100.00	AA+	1,113,800
3,000	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015B, 5.000%, 7/01/42	7/26 at 100.00	AA+	3,339,300
5,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2018, 4.000%, 7/01/48	7/28 at 100.00	AA	5,022,600
810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38	12/22 at 100.00	Aa2	879,182
1,500	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018, 4.000%, 7/01/58	7/28 at 100.00	A1	1,421,820
30,895	Total Tax Obligation/Limited			33,412,982
	Transportation – 11.7% (7.5% of Total Investments)
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2011B, 5.000%, 1/01/30 (Alternative Minimum Tax)	1/21 at 100.00	AA–	2,096,060
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/31	1/22 at 100.00	AA–	2,146,040
2,810	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/42 (Alternative Minimum Tax)	1/22 at 100.00	AA–	2,964,803
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,575	5.000%, 1/01/32	1/24 at 100.00	AA–	2,859,486
3,750	5.000%, 1/01/34	1/24 at 100.00	AA–	4,149,300
1,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	Baa3	1,631,340
14,635	Total Transportation			15,847,029

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 13.6% (8.7% of Total Investments) (7)
$1,760	Athens Housing Authority, Georgia, Revenue Bonds, UGAREF East Campus Housing LLC, Project, Series 2009, 5.250%, 6/15/35 (Pre-refunded 6/15/19)	6/19 at 100.00	Aa2	$1,792,613
1,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2	1,506,315
250	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2	251,075
2,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A, 5.000%, 1/01/31 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	2,170,560
530	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 (Pre-refunded 1/01/19) – AMBAC Insured (Alternative Minimum Tax)	1/19 at 100.00	AA+	531,065
600	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2012, 5.000%, 1/01/32 (Pre-refunded 1/01/22)	1/22 at 100.00	Aa1	652,104
625	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation Technology Square Project, Refunding Series 2012A, 5.000%, 11/01/31 (Pre-refunded 5/01/22)	5/22 at 100.00	AA+	685,819
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
765	5.000%, 2/15/33 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R	791,714
765	5.125%, 2/15/40 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R	792,838
3,015	5.250%, 2/15/45 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R	3,129,148
	Georgia Municipal Association Inc., Certificates of Participation, Riverdale Public Purpose Project, Series 2009:
905	5.375%, 5/01/32 (Pre-refunded 5/01/19) – AGC Insured	5/19 at 100.00	AA	918,086
1,165	5.500%, 5/01/38 (Pre-refunded 5/01/19) – AGC Insured	5/19 at 100.00	AA	1,182,428
1,000	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	1,002,470
	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009:
425	5.000%, 8/01/32 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R	433,598
975	5.000%, 8/01/35 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R	994,724
570	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Refunding Series 1992P, 6.250%, 7/01/20 – AMBAC Insured (ETM)	No Opt. Call	N/R	593,552
1,000	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.500%, 1/01/38 (Pre-refunded 1/01/19)	1/19 at 100.00	Aa1	1,002,840
17,850	Total U.S. Guaranteed			18,430,949
	Utilities – 16.7% (10.7% of Total Investments)
1,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45	2/28 at 100.00	BBB+	1,192,262
1,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45	2/28 at 100.00	BBB+	1,192,263
	Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2017:
2,000	5.000%, 3/01/29	3/27 at 100.00	A2	2,274,420
1,750	5.000%, 3/01/33	3/27 at 100.00	A2	1,955,030
3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG, 5.000%, 1/01/43	1/23 at 100.00	A1	3,230,850
1,005	Georgia Municipal Electric Authority, Project One Revenue Bonds, Subordinated Series 2007A-2, 5.000%, 1/01/25	1/19 at 100.00	A2	1,007,513
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
1,055	5.000%, 3/15/20	No Opt. Call	A+	1,089,815
1,300	5.000%, 3/15/21	No Opt. Call	A+	1,370,876
1,500	5.000%, 3/15/22	No Opt. Call	A+	1,610,955

NKG	Nuveen Georgia Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$2,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.000%, 3/15/22	No Opt. Call	A+	$2,157,760
2,000	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Variable Rate Demand Bonds Series 2018A, 4.000%, 4/01/48 (Mandatory put 9/01/23)	6/23 at 100.40	AA2	2,087,020
1,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2015A, 0.000%, 1/01/32	No Opt. Call	A2	920,460
2,260	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/30 – BAM Insured	7/26 at 100.00	AA	2,518,793
21,870	Total Utilities			22,608,017
	Water and Sewer – 19.4% (12.5% of Total Investments)
260	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.750%, 11/01/30 - AGM Insured	No Opt. Call	AA	335,070
4,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2018A, 5.000%, 11/01/39 (UB) (4)	11/27 at 100.00	Aa2	4,547,480
5	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	2/19 at 100.00	AA	5,012
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A, 5.000%, 5/01/31	5/24 at 100.00	AA+	559,630
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	AA+	564,205
300	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B, 5.000%, 10/01/35 – AGM Insured	10/26 at 100.00	AA	341,781
5,350	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	5,732,044
6,000	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Series 2006B, 5.250%, 10/01/32 – AGM Insured (UB) (4)	10/26 at 100.00	AA	7,035,540
1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013, 5.000%, 1/01/33	1/23 at 100.00	AA	1,095,450
635	Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/21 – AGM Insured	No Opt. Call	AA	665,823
	Oconee County, Georgia, Water and Sewer Revenue Bonds, Series 2017A:
155	5.000%, 9/01/35	9/27 at 100.00	AA	177,520
535	5.000%, 9/01/37	9/27 at 100.00	AA	608,777
2,000	South Fulton Municipal Regional Water and Sewer Authority, Georgia, Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/30	1/24 at 100.00	AA	2,207,760
2,315	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, Oconee-Hard Creek Reservoir Project, Series 2016, 4.000%, 2/01/38	2/26 at 100.00	Aa2	2,378,777
23,555	Total Water and Sewer			26,254,869
$196,462	Total Long-Term Investments (cost $207,398,304)			210,549,422

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1% (0.1% of Total Investments)
	MUNICIPAL BONDS – 0.1% (0.1% of Total Investments)
	Health Care – 0.1% (0.1% of Total Investments)
$231	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 2016, 6.500%, 4/30/17 (5), (6)	No Opt. Call	N/R	$113,509
$231	Total Short-Term Investments (cost $231,260)			113,509
	Total Investments (cost $207,629,564) – 155.5%			210,662,931
	Floating Rate Obligations – (14.5)%			(19,600,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (43.2)% (8)			(58,496,395)
	Other Assets Less Liabilities – 2.2%			2,920,273
	Net Assets Applicable to Common Shares – 100%			$135,486,809

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 27.8%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NMY	Nuveen Maryland Quality Municipal
Income Fund
Portfolio of Investments
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 164.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 164.5% (100.0% of Total Investments)
	Consumer Discretionary – 3.0% (1.8% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
$2,800	5.000%, 9/01/39	9/27 at 100.00	BBB–	$2,960,188
5,035	5.000%, 9/01/46	9/27 at 100.00	BBB–	5,277,989
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	2/19 at 100.00	N/R	1,360,000
9,835	Total Consumer Discretionary			9,598,177
	Consumer Staples – 6.5% (4.0% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,695	5.875%, 6/01/30	1/19 at 100.00	B–	1,610,267
595	5.875%, 6/01/47	1/19 at 100.00	B–	564,572
210	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37 (6)	6/22 at 100.00	B–	207,373
13,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	1/19 at 100.00	N/R	1,997,840
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
1,970	5.250%, 6/01/32	1/19 at 100.00	N/R	1,878,415
2,915	5.625%, 6/01/47	1/19 at 100.00	N/R	2,673,959
1,900	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	BBB	2,005,545
100	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	1/19 at 100.00	B3	94,169
3,270	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	2/19 at 100.00	Ba1	3,277,652
2,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.000%, 6/01/37	1/19 at 100.00	BB+	1,999,920
1,405	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A, 5.000%, 6/01/46	6/28 at 100.00	BBB+	1,455,482
530	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/19 at 100.00	A3	530,774
2,850	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/45	6/27 at 100.00	B+	2,736,028
32,440	Total Consumer Staples			21,031,996
	Education and Civic Organizations – 10.7% (6.5% of Total Investments)
	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s University Inc., Series 2017A:
1,500	5.000%, 9/01/37, 144A	9/27 at 100.00	BB+	1,558,005
3,250	5.000%, 9/01/45, 144A	9/27 at 100.00	BB+	3,335,410
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2012A, 5.000%, 7/01/34	7/22 at 100.00	A–	750,554
1,100	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2017A, 5.000%, 7/01/37	7/27 at 100.00	A–	1,202,036
1,200	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2017A, 5.000%, 7/01/44	7/27 at 100.00	A–	1,294,920
265	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street Academy, Series 2017A, 5.125%, 7/01/37, 144A	7/27 at 100.00	N/R	258,937

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2012A:
$1,145	5.000%, 7/01/30	7/22 at 100.00	AA+	$1,252,573
1,050	5.000%, 7/01/37	7/22 at 100.00	AA+	1,142,988
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA+	550,530
4,375	4.250%, 7/01/41	7/23 at 100.00	AA+	4,566,494
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2012A, 5.000%, 10/01/39	10/22 at 100.00	A	1,344,812
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2014:
1,250	5.000%, 10/01/45	10/24 at 100.00	A	1,374,012
1,000	4.000%, 10/01/45	10/24 at 100.00	A	1,008,530
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2012:
1,500	5.000%, 6/01/34	6/22 at 100.00	Baa1	1,582,935
3,000	5.000%, 6/01/47	6/22 at 100.00	Baa1	3,119,670
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2016:
175	5.000%, 6/01/36	6/26 at 100.00	Baa1	189,409
2,500	4.000%, 6/01/42	6/26 at 100.00	Baa1	2,433,075
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2017:
525	5.000%, 6/01/35	6/26 at 100.00	Baa1	570,733
1,000	5.000%, 6/01/42	6/26 at 100.00	Baa1	1,070,190
745	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/19 at 100.00	BB+	747,585
625	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2012, 5.000%, 7/01/29	7/22 at 100.00	A+	674,994
4,115	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	A+	4,275,238
32,770	Total Education and Civic Organizations			34,303,630
	Energy – 0.7% (0.5% of Total Investments)
2,310	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	BB–	2,382,303
	Health Care – 38.4% (23.3% of Total Investments)
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
990	4.000%, 7/01/32	7/25 at 100.00	BBB+	1,010,008
2,470	4.250%, 7/01/35	7/25 at 100.00	BBB+	2,531,009
1,740	5.000%, 7/01/45	7/25 at 100.00	BBB+	1,842,712
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B:
250	5.000%, 7/01/34	7/27 at 100.00	Baa3	270,775
4,820	5.000%, 7/01/38	7/27 at 100.00	Baa3	5,154,797
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
90	5.000%, 7/01/36	7/26 at 100.00	BBB	96,999
1,450	5.000%, 7/01/38	7/26 at 100.00	BBB	1,553,370
585	4.000%, 7/01/42	7/26 at 100.00	BBB	560,506
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A:
1,350	6.250%, 1/01/31	1/22 at 100.00	Baa3	1,484,001
375	6.125%, 1/01/36	1/22 at 100.00	Baa3	407,152

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,270	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A, 5.500%, 1/01/46	1/27 at 100.00	Baa3	$3,577,576
1,355	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System Issue, Series 2012, 5.000%, 7/01/24	7/22 at 100.00	A	1,481,814
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Health System Issue, Refunding Series 2013, 5.000%, 7/01/38	7/23 at 100.00	AA–	2,142,060
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30	7/22 at 100.00	A1	1,036,610
1,775	5.000%, 7/01/37	7/22 at 100.00	A1	1,894,475
4,335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32	7/22 at 100.00	A–	4,410,993
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Issue, Series 2015A, 4.000%, 5/15/40	5/25 at 100.00	Aa2	2,549,500
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2011A:
500	5.000%, 5/15/25	5/21 at 100.00	Aa2	536,800
500	5.000%, 5/15/26	5/21 at 100.00	Aa2	537,175
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2016, 5.000%, 7/01/47	7/26 at 100.00	A+	2,158,240
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2017, 5.000%, 7/01/33	7/27 at 100.00	A+	1,126,900
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2017, 5.000%, 7/01/44	7/27 at 100.00	A+	1,088,220
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2015:
1,500	4.000%, 7/01/35	7/25 at 100.00	A+	1,526,790
1,125	5.000%, 7/01/40	7/25 at 100.00	A+	1,225,687
2,975	4.125%, 7/01/47	7/25 at 100.00	A+	2,999,960
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/38	2/25 at 100.00	A	2,704,500
6,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A, 5.000%, 5/15/42	5/27 at 100.00	A	6,501,720
2,850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	3,006,351
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015:
1,000	5.000%, 7/01/39	7/24 at 100.00	A	1,079,170
5,500	5.000%, 7/01/45	7/24 at 100.00	A	5,899,850
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2017MD, 5.000%, 12/01/46	6/27 at 100.00	AA–	1,108,280
3,260	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity Health, Series 2017MD, 5.000%, 12/01/46 (UB) (5)	6/27 at 100.00	AA–	3,612,993
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A:
11,500	5.000%, 7/01/43	7/22 at 100.00	A	12,261,990
4,665	4.000%, 7/01/43	7/22 at 100.00	A	4,694,296
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2015, 5.000%, 7/01/35	7/25 at 100.00	A	1,098,400
5,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2017B, 5.000%, 7/01/39	7/27 at 100.00	A	6,039,220
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48	1/28 at 100.00	A	1,981,920

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$12,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/34	7/24 at 100.00	BBB	$13,280,225
8,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MD, 5.000%, 12/01/40	12/21 at 100.00	AA–	8,632,720
6,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015, 4.000%, 12/01/44	6/25 at 100.00	AA–	6,019,860
2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015, 5.000%, 12/01/44 (UB) (5)	6/25 at 100.00	AA–	2,187,240
115,980	Total Health Care			123,312,864
	Housing/Multifamily – 8.9% (5.4% of Total Investments)
1,945	Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue Bonds, Glenview Gardens Apartments Project, Series 2009, 5.000%, 1/01/28 (Mandatory put 1/01/27)	1/20 at 102.00	AA+	2,024,317
	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments, Series 2014A:
1,500	4.000%, 6/01/34	6/24 at 100.00	A+	1,522,920
1,550	5.000%, 6/01/44	6/24 at 100.00	A+	1,631,979
1,860	Howard County Housing Commission, Maryland, Revenue Bonds, Gateway Village Apartments, Series 2016, 4.000%, 6/01/46	6/26 at 100.00	A+	1,863,571
	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills Project, Series 2013:
3,000	5.000%, 10/01/28	10/23 at 100.00	A+	3,259,110
2,000	4.625%, 10/01/28	10/23 at 100.00	A+	2,139,340
1,000	Howard County Housing Commission, Maryland, Revenue Bonds, Woodfield Oxford Square Apartments, Series 2017, 5.000%, 12/01/42	12/27 at 100.00	A+	1,085,910
1,195	Maryland Community Development Administration Department of Housing and Community Development, Housing Revenue Bonds, Series 2014D, 3.900%, 7/01/40	1/24 at 100.00	AA+	1,193,243
680	Maryland Community Development Administration Department of Housing and Community Development, Housing Revenue Bonds, Series 2017C, 3.550%, 7/01/42	1/27 at 100.00	AA+	643,511
1,000	Maryland Community Development Administration, Department of Housing and Community Development, Multifamily Development Revenue Bonds, Marlborough Apartments, Series 2014I, 3.450%, 12/15/31	12/24 at 100.00	Aaa	1,006,500
	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson University Project, Refunding Series 2017:
1,100	5.000%, 7/01/36	7/27 at 100.00	BBB	1,183,292
470	5.000%, 7/01/37	7/21 at 100.00	BBB	489,204
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013:
500	5.000%, 6/01/27	6/23 at 100.00	Baa3	530,280
500	5.000%, 6/01/34	6/23 at 100.00	Baa3	521,205
1,500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2012, 5.000%, 7/01/33	7/22 at 100.00	BBB–	1,549,965
495	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland – Baltimore Project, Refunding Senior Lien Series 2015, 5.000%, 7/01/39	7/25 at 100.00	BBB–	519,849
1,215	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, Baltimore County Project, Refunding Series 2016, 3.600%, 7/01/35 – AGM Insured	2/19 at 100.00	AA	1,194,102
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
875	5.000%, 6/01/30 – AGM Insured	6/26 at 100.00	AA	997,299
240	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	AA	272,508
2,405	5.000%, 6/01/35 – AGM Insured	6/26 at 100.00	AA	2,686,241
780	5.000%, 6/01/43 – AGM Insured	6/26 at 100.00	AA	859,217
1,500	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2014A, 3.875%, 7/01/39	7/24 at 100.00	Aaa	1,510,065
27,310	Total Housing/Multifamily			28,683,628

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 5.0% (3.0% of Total Investments)
$2,385	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2011B, 3.250%, 3/01/36	3/26 at 100.00	Aa2	$2,363,130
2,365	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014A, 4.300%, 9/01/32	9/23 at 100.00	Aa2	2,456,336
	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014C:
3,000	3.400%, 3/01/31	3/24 at 100.00	Aa2	3,007,050
1,165	3.750%, 3/01/39	3/24 at 100.00	Aa2	1,166,049
1,500	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2015A, 3.800%, 9/01/35	9/25 at 100.00	Aa2	1,515,060
4,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2018A, 4.100%, 9/01/38 (UB) (5)	9/27 at 100.00	Aa2	4,046,760
1,470	Montgomery County Housing Opportunities Commission, Maryland, Single Family Mortgage Revenue Bonds, Series 2017A, 3.650%, 7/01/37	7/26 at 100.00	Aa2	1,470,941
15,885	Total Housing/Single Family			16,025,326
	Industrials – 1.8% (1.1% of Total Investments)
	Maryland Economic Development Corporation Economic Development Revenue Bonds, Transportation Facilities Project, Refunding Series 2017A:
1,000	5.000%, 6/01/31	6/28 at 100.00	Baa3	1,122,830
1,000	5.000%, 6/01/32	6/28 at 100.00	Baa3	1,115,970
3,260	5.000%, 6/01/35	6/28 at 100.00	Baa3	3,596,595
5,260	Total Industrials			5,835,395
	Long-Term Care – 7.6% (4.6% of Total Investments)
	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
2,220	5.000%, 1/01/37	1/26 at 100.00	N/R	2,406,769
1,000	3.625%, 1/01/37	1/26 at 100.00	N/R	965,810
2,050	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB	2,128,248
3,000	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Obligated Group Project, Refunding Series 2018A, 5.000%, 1/01/36	1/24 at 104.00	N/R	3,226,350
1,290	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding Series 2016, 5.000%, 4/01/46	4/27 at 100.00	N/R	1,280,402
1,710	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding Series 2017, 5.000%, 4/01/36	4/27 at 100.00	N/R	1,724,945
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2016A:
2,125	5.000%, 1/01/36	7/26 at 100.00	N/R	2,320,649
4,090	5.000%, 1/01/45	7/26 at 100.00	N/R	4,410,329
2,480	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	1/19 at 100.00	A–	2,482,158
1,050	Prince George’s County, Maryland, Revenue Bonds, Collington Episcopal Life Care Community Inc., Series 2017, 5.250%, 4/01/37	4/27 at 100.00	N/R	1,095,958
1,000	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, Refunding Series 2017, 5.000%, 11/01/35	11/24 at 103.00	N/R	1,042,290
1,000	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, Series 2017A-1, 5.000%, 11/01/37	11/24 at 103.00	N/R	1,036,320
200	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B, 5.000%, 11/01/47	11/24 at 103.00	N/R	204,904
23,215	Total Long-Term Care			24,325,132
	Tax Obligation/General – 18.8% (11.4% of Total Investments)
1,500	Howard County, Maryland, General Obligation Bonds, Consolidated Public Improvement Project, Refunding Series 2017D, 5.000%, 2/15/23	No Opt. Call	AAA	1,676,400

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$5,240	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/30 – AGM Insured	No Opt. Call	AA	$3,500,687
4,060	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/19	No Opt. Call	AAA	4,174,979
3,645	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series 2017A, 5.000%, 3/15/23	No Opt. Call	AAA	4,078,646
6,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2014C-2, 5.000%, 8/01/21	No Opt. Call	AAA	6,465,180
4,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2015A-2, 5.000%, 8/01/21	No Opt. Call	AAA	4,310,120
1,500	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2017A, 5.000%, 11/01/22	No Opt. Call	AAA	1,664,760
3,450	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2009A, 5.000%, 11/01/19	No Opt. Call	AAA	3,546,738
1,405	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2010A, 5.000%, 8/01/19	No Opt. Call	AAA	1,433,788
3,510	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2017C, 5.000%, 10/01/21	No Opt. Call	AAA	3,798,733
4,930	Patterson Joint Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/42 – AGM Insured	No Opt. Call	AA	1,865,561
	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2014A:
3,000	4.000%, 9/01/30	9/24 at 100.00	AAA	3,179,790
3,000	4.000%, 9/01/31	9/24 at 100.00	AAA	3,163,530
14,985	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/40 – AGM Insured	No Opt. Call	AA	5,838,156
	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Second Series 2016:
3,000	5.000%, 6/01/27	6/26 at 100.00	AAA	3,529,650
2,000	5.000%, 6/01/35	6/26 at 100.00	AAA	2,281,000
3,500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2017, 5.000%, 6/15/25	No Opt. Call	AAA	4,090,765
7,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/50	8/25 at 35.55	Aaa	1,892,520
75,725	Total Tax Obligation/General			60,491,003
	Tax Obligation/Limited – 29.7% (18.1% of Total Investments)
1,200	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages of Dorchester & Farmington Village Projects, Series 2013, 5.000%, 7/01/32	7/23 at 100.00	A+	1,310,448
30	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	2/19 at 100.00	Baa2	30,056
	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing, Series 2015:
525	5.000%, 6/15/30	6/24 at 100.00	BBB+	571,436
425	5.000%, 6/15/33	6/24 at 100.00	BBB+	458,350
	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A:
1,270	4.500%, 9/01/33	9/27 at 100.00	N/R	1,289,190
240	5.000%, 9/01/38	9/27 at 100.00	N/R	250,164
	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016:
1,895	5.000%, 6/01/36	6/26 at 100.00	N/R	1,919,787
250	5.125%, 6/01/43	6/26 at 100.00	N/R	254,118

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
$39	5.600%, 7/01/20 – RAAI Insured	2/19 at 100.00	AA	$39,110
450	5.700%, 7/01/29 – RAAI Insured	2/19 at 100.00	AA	459,909
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
5,350	5.000%, 7/01/30	7/20 at 100.00	A–	5,584,811
2,355	5.000%, 7/01/40	7/20 at 100.00	A–	2,433,869
2,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/34	11/25 at 100.00	A	2,125,100
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
500	5.000%, 1/01/31	1/22 at 100.00	A	518,945
1,000	5.250%, 1/01/36	1/22 at 100.00	A	1,047,440
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/23	No Opt. Call	BBB+	1,101,790
2,275	5.000%, 12/01/32	12/26 at 100.00	BBB+	2,468,967
1,000	5.000%, 12/01/33	12/26 at 100.00	BBB+	1,078,920
1,000	5.000%, 12/01/36	12/26 at 100.00	BBB+	1,065,230
1,175	5.000%, 12/01/46	12/26 at 100.00	BBB+	1,235,477
1,420	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014, 6.100%, 2/15/44	2/24 at 100.00	N/R	1,436,827
	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A:
1,500	4.125%, 2/15/34, 144A	2/26 at 100.00	N/R	1,465,935
1,550	4.375%, 2/15/39, 144A	2/26 at 100.00	N/R	1,524,348
850	4.500%, 2/15/47, 144A	2/26 at 100.00	N/R	836,596
1,260	Huntington Beach Union High School District, Orange County, California, Certificates of Participation, Capital Project, Series 2007, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	662,168
	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016:
2,125	5.000%, 7/01/31	7/25 at 100.00	N/R	2,166,650
1,640	5.000%, 7/01/34	7/25 at 100.00	N/R	1,656,400
355	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017, 4.500%, 7/01/44	1/27 at 100.00	N/R	355,227
	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016:
4,395	5.000%, 5/01/33	5/26 at 100.00	AA	4,950,045
3,650	5.000%, 5/01/35	5/26 at 100.00	AA	4,080,189
2,000	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2018A, 5.000%, 5/01/35	5/28 at 100.00	AA	2,281,700
5,100	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016, 5.000%, 5/01/46 (UB) (5)	5/26 at 100.00	AA	5,595,261
2,000	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2018A, 5.000%, 5/01/36 (UB) (5)	5/28 at 100.00	AA	2,271,280
6,250	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2018A, 5.000%, 5/01/42 (UB) (5)	5/28 at 100.00	AA	7,001,125
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/32	No Opt. Call	A–	1,056,600
320	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A	1/26 at 100.00	N/R	308,400
4,500	Prince George’s County, Maryland, Certificates of Participation, Series 2018, 5.000%, 10/01/43 (UB) (5)	10/28 at 100.00	AA+	5,031,630
5,970	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	2/19 at 100.00	N/R	5,989,522
1,300	Prince George’s County, Maryland, Special Obligation Bonds, Westphalia Town Center Project, Series 2018, 5.125%, 7/01/39, 144A	7/28 at 100.00	N/R	1,300,429
1,200	Prince George’s County, Maryland, Special Obligation Bonds, Westphalia Town Center Project, Series 2018, 5.250%, 7/01/48, 144A	7/28 at 100.00	N/R	1,182,228

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,292	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	7/19 at 100.00	N/R	$2,294,957
1,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	C	1,215,885
2,100	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	2/19 at 100.00	AA	2,162,118
2,830	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Baa2	844,840
	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding Series 2007CC:
765	5.500%, 7/01/28 – NPFG Insured	No Opt. Call	Baa2	821,526
2,300	5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	2,588,650
1,500	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A	9/25 at 100.00	A	1,564,440
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006, 5.000%, 10/01/27 – FGIC Insured	2/19 at 100.00	Baa2	2,023,040
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/34, 144A – AGM Insured	10/24 at 100.00	AA	2,348,752
1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2009A-1, 5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA	1,057,873
2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	2,127,240
93,526	Total Tax Obligation/Limited			95,444,998
	Transportation – 10.1% (6.2% of Total Investments)
85	Baltimore, Maryland, Revenue Refunding Bonds, Parking System Facilities, Series 1998A, 5.250%, 7/01/21 – FGIC Insured	No Opt. Call	A1	89,032
125	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB+	141,272
	Guam Port Authority, Port Revenue Bonds, Private Activity Series 2018B:
510	5.000%, 7/01/32 (Alternative Minimum Tax)	7/28 at 100.00	A	549,755
355	5.000%, 7/01/33 (Alternative Minimum Tax)	7/28 at 100.00	A	380,975
	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore City Project, Subordinate Parking Facilities Revenue Bonds, Series 2018C:
1,250	4.000%, 6/01/48	6/28 at 100.00	BBB–	1,182,500
1,170	4.000%, 6/01/58	6/28 at 100.00	BBB–	1,054,474
3,725	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds, Baltimore City Project, Senior Parking Facilities Revenue Bonds, Series 2018A, 5.000%, 6/01/58	6/28 at 100.00	BBB	3,944,328
	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D:
2,000	5.000%, 9/30/28 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	2,199,340
1,270	5.000%, 9/30/31 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	1,376,693
2,200	5.000%, 3/31/41 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	2,319,174
3,625	5.000%, 3/31/46 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	3,809,041
2,200	5.000%, 3/31/51 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	2,304,632
	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Hospital, Series 2001:
1,300	5.000%, 7/01/27 – AMBAC Insured	1/19 at 100.00	N/R	1,303,276
1,000	5.000%, 7/01/34 – AMBAC Insured	1/19 at 100.00	N/R	1,002,420
425	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Medical Institutions, Series 1996, 5.500%, 7/01/26 – AMBAC Insured	2/19 at 100.00	N/R	425,723
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
175	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	182,324
680	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	702,154
3,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	3,148,500

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
$15	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/18 at 100.00	Baa1	$15,559
70	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/18 at 100.00	Baa1	72,610
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Refunding Crossover Series 2017A-2, 5.000%, 7/01/33	7/27 at 100.00	AA–	1,151,020
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2017B:
1,500	5.000%, 7/01/29	7/27 at 100.00	AA–	1,756,230
2,000	5.000%, 7/01/42	7/27 at 100.00	AA–	2,240,980
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/38 (WI/DD, Settling 12/18/18)	7/27 at 100.00	AA–	1,127,940
30,680	Total Transportation			32,479,952
	U.S. Guaranteed – 14.0% (8.5% of Total Investments) (7)
	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Series 2011A:
1,000	5.000%, 10/15/29 (Pre-refunded 10/15/21)	10/21 at 100.00	AA	1,082,490
1,200	5.000%, 10/15/30 (Pre-refunded 10/15/21)	10/21 at 100.00	AA	1,298,988
2,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%, 7/01/24 – FGIC Insured (ETM)	No Opt. Call	AA	2,218,620
3,120	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA	3,527,004
5,895	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	6,226,358
2,445	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Refunding Series 2010, 5.750%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R	2,587,592
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A	1,541,295
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/40 (Pre-refunded 7/01/19)	7/19 at 100.00	A	2,544,075
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010:
1,695	6.125%, 1/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,832,431
5,070	6.250%, 1/01/45 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	5,493,852
3,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R	3,446,286
4,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	AA–	4,642,062
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2011, 5.750%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	A+	544,980
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2011, 6.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A+	1,096,190
4,155	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.125%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A	4,232,408
1,100	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	Aaa	1,194,292
1,610	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	Baa2	1,642,780
42,290	Total U.S. Guaranteed			45,151,703
	Utilities – 1.7% (1.0% of Total Investments)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory put 7/01/22) (4)	No Opt. Call	N/R	1,940,000
1,300	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,406,951

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Guam Power Authority, Revenue Bonds, Series 2014A:
$600	5.000%, 10/01/39	10/24 at 100.00	AA	$646,878
575	5.000%, 10/01/44	10/24 at 100.00	AA	617,590
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	2/19 at 100.00	Caa2	702,625
5,205	Total Utilities			5,314,044
	Water and Sewer – 7.6% (4.6% of Total Investments)
2,480	Baltimore, Maryland, Project and Revenue Refunding Bonds, Water Projects, Series 2013B, 5.000%, 7/01/38	1/24 at 100.00	AA	2,733,927
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	2,129,580
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Subordinate Series 2017A, 5.000%, 7/01/46	1/27 at 100.00	AA–	2,215,320
	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2017A:
6,000	5.000%, 7/01/41 (UB)	1/27 at 100.00	AA–	6,672,780
2,000	5.000%, 7/01/46 (UB)	1/27 at 100.00	AA–	2,215,320
640	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%, 7/01/24 – FGIC Insured	No Opt. Call	AA	677,453
2,500	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2014A, 5.000%, 7/01/44	1/25 at 100.00	AA–	2,736,475
1,300	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A–	1,357,655
1,240	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A–	1,302,050
2,030	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	2,148,288
245	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 7/01/27	7/26 at 100.00	A–	268,963
22,435	Total Water and Sewer			24,457,811
$534,866	Total Long-Term Investments (cost $518,768,871)			528,837,962
	Floating Rate Obligations – (8.6)%			(27,685,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (61.3)% (8)			(196,992,372)
	Other Assets Less Liabilities – 5.4%			17,251,335
	Net Assets Applicable to Common Shares – 100%			$321,411,925

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 37.3%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NMS	Nuveen Minnesota Quality Municipal
Income Fund
Portfolio of Investments
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 161.1% (98.0% of Total Investments)
	MUNICIPAL BONDS – 161.1% (98.0% of Total Investments)
	Consumer Staples – 0.9% (0.5% of Total Investments)
$700	Moorhead, Minnesota, Recovery Zone Facility Revenue Bonds, American Crystal Sugar Company Project, Series 2010, 5.650%, 6/01/27	6/20 at 100.00	BBB+	$723,541
	Education and Civic Organizations – 26.0% (15.8% of Total Investments)
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
100	4.000%, 7/01/28	7/24 at 102.00	N/R	95,318
50	5.000%, 7/01/36	7/24 at 102.00	N/R	49,709
830	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/43	12/20 at 102.00	BBB–	850,260
250	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 5.250%, 7/01/40	7/25 at 100.00	BB+	257,405
570	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.750%, 8/01/44	8/22 at 102.00	BB+	595,650
100	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A, 5.000%, 7/01/47	7/26 at 100.00	N/R	90,832
2,200	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	BB+	2,219,074
1,575	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	N/R	1,480,815
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A:
300	6.000%, 7/01/33	7/23 at 100.00	BB+	315,120
1,425	6.000%, 7/01/43	7/23 at 100.00	BB+	1,477,853
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2017:
750	5.000%, 5/01/37	5/27 at 100.00	BBB–	793,365
2,000	5.000%, 5/01/47	5/27 at 100.00	BBB–	2,092,080
1,580	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College, Refunding Series 2017, 4.000%, 3/01/42	3/27 at 100.00	Aa2	1,613,528
305	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2016-8K, 4.000%, 3/01/43	3/26 at 100.00	Baa1	290,848
600	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Refunding Series 2017, 4.000%, 3/01/48	3/27 at 100.00	Aa3	607,290
600	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Series 2012-7S, 3.250%, 5/01/36	5/21 at 100.00	Aa3	586,656
225	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2018A, 5.000%, 10/01/45	10/28 at 100.00	Baa1	242,550
705	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	BB	672,563
450	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Series 2004A, 5.500%, 12/01/33	12/21 at 100.00	BBB–	464,112
300	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck Saint Mary’s School Project, Series 2015, 5.000%, 8/01/22, 144A	No Opt. Call	BB+	313,104
500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.250%, 9/01/32	9/20 at 101.00	BB+	506,050

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,100	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 6.375%, 9/01/31	9/21 at 100.00	BBB–	$1,185,800
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A:
360	5.300%, 7/01/45	7/25 at 100.00	BB	362,167
510	5.375%, 7/01/50	7/25 at 100.00	BB	512,922
1,680	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	BB+	1,618,898
390	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.625%, 3/01/43	3/23 at 100.00	BB+	350,840
1,000	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	N/R	882,130
800	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33	12/22 at 100.00	BBB–	823,000
21,255	Total Education and Civic Organizations			21,349,939
	Health Care – 27.7% (16.9% of Total Investments)
250	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016, 4.000%, 3/01/32	3/26 at 100.00	N/R	250,583
180	City of Plato, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2017, 5.000%, 4/01/41	4/27 at 100.00	BBB	191,106
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A:
2,000	5.000%, 2/15/48	2/28 at 100.00	A–	2,135,060
1,000	5.000%, 2/15/53	2/28 at 100.00	A–	1,059,670
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
400	4.000%, 4/01/27	4/22 at 100.00	BBB	408,496
230	4.000%, 4/01/31	4/22 at 100.00	BBB	233,238
500	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015, 4.000%, 9/01/35	9/25 at 100.00	Baa1	503,820
	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2017:
200	5.000%, 5/01/31	5/27 at 100.00	Baa1	224,002
165	5.000%, 5/01/32	5/27 at 100.00	Baa1	184,015
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A:
265	4.000%, 11/15/40	11/25 at 100.00	A+	264,375
1,000	5.000%, 11/15/44	11/25 at 100.00	A+	1,076,380
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2018A:
3,670	4.000%, 11/15/48	11/28 at 100.00	A+	3,594,618
1,500	5.000%, 11/15/49	11/28 at 100.00	A+	1,624,875
710	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Refunding Series 2013A, 4.400%, 12/01/33	12/20 at 100.00	N/R	691,469
	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Series 2013C:
240	4.500%, 12/01/25	12/20 at 100.00	N/R	243,190
190	4.750%, 12/01/27	12/20 at 100.00	N/R	192,962
160	5.000%, 12/01/28	12/20 at 100.00	N/R	162,502
310	5.400%, 12/01/33	12/20 at 100.00	N/R	315,177
915	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2018A, 4.000%, 11/15/48	5/28 at 100.00	AA	922,887

NMS	Nuveen Minnesota Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$30	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30	5/20 at 100.00	AA–	$31,236
635	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2016A, 4.000%, 5/01/37	5/26 at 100.00	AA–	653,434
4,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 4.000%, 7/01/35	7/25 at 100.00	A+	4,076,120
800	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29	11/19 at 100.00	AA–	827,912
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A:
245	4.000%, 11/15/36	11/27 at 100.00	A+	247,109
240	4.000%, 11/15/37	11/27 at 100.00	A+	241,284
1,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	2/19 at 100.00	N/R	1,001,350
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
765	4.000%, 9/01/31	9/24 at 100.00	A	780,484
630	5.000%, 9/01/34	9/24 at 100.00	A	674,321
22,230	Total Health Care			22,811,675
	Housing/Multifamily – 4.7% (2.9% of Total Investments)
1,700	Coon Rapids, Minnesota, Multifamily Housing Revenue Bonds, Tralee Terrace Apartments Project, Series 2010, 4.500%, 6/01/26	6/20 at 100.00	Aaa	1,739,933
	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2011:
355	5.050%, 8/01/31	8/21 at 100.00	AA+	370,858
1,700	5.450%, 8/01/41	8/21 at 100.00	AA+	1,770,635
3,755	Total Housing/Multifamily			3,881,426
	Housing/Single Family – 1.7% (1.0% of Total Investments)
29	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (Alternative Minimum Tax)	1/19 at 100.00	AA+	29,385
130	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D, 4.700%, 1/01/31	7/21 at 100.00	Aaa	133,319
425	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2009E, 5.100%, 1/01/40	7/19 at 100.00	AA+	428,073
55	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C, 3.900%, 7/01/43	1/23 at 100.00	AA+	55,122
45	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C, 3.500%, 1/01/32	7/24 at 100.00	AA+	45,431
160	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2015F, 3.300%, 7/01/29	7/25 at 100.00	AA+	160,845
390	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A, 3.200%, 7/01/30 (Alternative Minimum Tax)	1/27 at 100.00	AA+	372,481
210	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2018A, 3.625%, 7/01/32 (Alternative Minimum Tax)	7/27 at 100.00	AA+	207,224
1,444	Total Housing/Single Family			1,431,880
	Industrials – 2.5% (1.5% of Total Investments)
	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2013-1:
1,400	4.500%, 6/01/33	6/21 at 100.00	A+	1,452,976
600	4.750%, 6/01/39	6/21 at 100.00	A+	626,130
2,000	Total Industrials			2,079,106

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 13.9% (8.5% of Total Investments)
$805	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc. Project, Series 2014, 5.125%, 11/01/49	11/24 at 100.00	N/R	$812,511
380	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 4.000%, 11/01/39	11/24 at 100.00	Baa1	354,418
500	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 5.000%, 11/01/41	11/19 at 100.00	Baa1	507,485
875	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc., Refunding Series 2013, 5.200%, 3/01/43	3/20 at 100.00	N/R	854,893
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015:
175	5.250%, 1/01/40	1/23 at 100.00	N/R	178,136
850	5.250%, 1/01/46	1/23 at 100.00	N/R	863,659
500	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 5.000%, 8/01/51, 144A	8/22 at 100.00	N/R	490,495
1,350	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012, 4.750%, 11/15/28	11/22 at 100.00	N/R	1,321,691
750	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen ? Abiitan Mill City Project, Series 2015, 5.250%, 11/01/45	5/23 at 100.00	N/R	763,530
500	Rochester, Minnesota, Health Care and Housing Revenue Bonds, Samaritan Bethany, Inc. Project, Refunding Series 2017A, 5.000%, 8/01/48	8/25 at 100.00	N/R	503,060
1,300	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016B, 4.900%, 6/01/49	6/26 at 100.00	N/R	1,317,069
500	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013, 5.125%, 5/01/48	5/23 at 100.00	N/R	484,840
1,119	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revenue Bonds, Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33	4/19 at 100.00	N/R	1,119,047
100	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42	11/20 at 100.00	N/R	97,975
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
500	4.125%, 9/01/34	9/24 at 100.00	N/R	508,805
350	4.125%, 9/01/35	9/24 at 100.00	N/R	355,803
585	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	589,358
330	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	339,184
11,469	Total Long-Term Care			11,461,959
	Materials – 2.9% (1.8% of Total Investments)
2,650	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, 144A (Alternative Minimum Tax)	10/22 at 100.00	BBB–	2,393,374
	Tax Obligation/General – 30.7% (18.7% of Total Investments)
1,000	Bloomington Independent School District 271, Hennepin County, Minnesota, General Obligation Bonds, Facilities Maintenance, Series 2017A, 4.000%, 2/01/40	2/27 at 100.00	AAA	1,032,020
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018D:
1,015	4.000%, 2/01/38 (WI/DD, Settling 12/06/18)	2/27 at 100.00	AAA	1,035,046
1,055	4.000%, 2/01/39 (WI/DD, Settling 12/06/18)	2/27 at 100.00	AAA	1,072,207
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General Obligation Bonds, School Building Series 2018A:
500	4.000%, 2/01/38	2/27 at 100.00	AAA	509,880
1,000	4.000%, 2/01/42	2/27 at 100.00	AAA	1,011,290

NMS	Nuveen Minnesota Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,020	Brooklyn Center Independent School District 286, Minnesota, General Obligation Bonds, Series 2018A, 4.000%, 2/01/43	2/27 at 100.00	Aa2	$1,029,649
	Buffalo, Minnesota, Water and Sewer Revenue Bonds, Series 2009B:
1,800	0.000%, 10/01/21	4/19 at 89.45	AAA	1,600,200
1,800	0.000%, 10/01/22	4/19 at 85.14	AAA	1,522,854
1,800	0.000%, 10/01/23	4/19 at 80.85	AAA	1,445,904
300	Circle Pines Independent School District 12, Centennial, Minnesota, General Obligation Bonds, School Building Series 2015A, 0.000%, 2/01/35	2/25 at 67.23	AAA	159,477
1,000	Cloquet Independent School District 94, Carlton and Saint Louis Counties, Minnesota, General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/36	2/25 at 100.00	Aa2	1,021,380
30	Delano Independent School District 879, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 3.000%, 2/01/35	2/26 at 100.00	Aa2	27,629
	Hermantown Independent School District 700, Minnesota, General Obligation Bonds, School Building Series 2015A:
940	0.000%, 2/01/37	No Opt. Call	Aa2	438,924
1,075	0.000%, 2/01/38	No Opt. Call	Aa2	477,343
1,500	Independent School District 2310(Sibley East), Minnesota, General Obligation School Building Bonds, Series 2015A, 4.000%, 2/01/40	2/25 at 100.00	Aa2	1,520,880
2,000	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/42	2/27 at 100.00	AAA	2,043,700
1,500	Mankato Independent School District 77, Minnesota, General Obligation Bonds, School Building Series 2014A, 4.000%, 2/01/30	2/24 at 100.00	AAA	1,577,235
1,345	Minneapolis, Minnesota, General Obligation Bonds, Improvement & Various Purpose Series 2018, 4.000%, 12/01/40	12/26 at 100.00	AAA	1,377,630
1,000	Richfield Independent School District 280, Hennepin County, Minnesota, General Obligation Bonds, School Buildings Series 2018A, 4.000%, 2/01/40	2/27 at 100.00	AAA	1,024,890
1,000	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation Bonds, Series 1994, 4.000%, 2/01/37	2/27 at 100.00	Aa2	1,031,430
350	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Series 2015A, 3.125%, 2/01/34	2/25 at 100.00	Aa2	333,785
1,000	Saint James Independent School District 840, Minnesota, General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/45	2/26 at 100.00	AAA	1,026,650
1,000	Sartell Independent School District 748, Stearns County, Minnesota, General Obligation Bonds, School Building Capital Appreciation Series 2016B, 0.000%, 2/01/39	2/25 at 62.98	Aa2	443,390
1,970	Wayzata Independent School District 284, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2014A, 3.500%, 2/01/31	2/23 at 100.00	AAA	1,985,267
500	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/39	2/27 at 100.00	AAA	512,760
27,500	Total Tax Obligation/General			25,261,420
	Tax Obligation/Limited – 13.9% (8.4% of Total Investments)
1,000	Anoka-Hennepin Independent School District 11, Minnesota, Certificates of Participation, Series 2015A, 4.000%, 2/01/41	2/23 at 100.00	A+	1,004,460
1,600	Duluth Independent School District 709, Minnesota, Certificates of Participation, Capital Appreciation Series 2012A, 0.000%, 2/01/28 – AGM Insured	2/22 at 77.70	Aa2	1,122,128
125	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015, 4.000%, 3/01/30	3/23 at 100.00	N/R	125,672
500	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Ivy Tower Project, Series 2015, 5.000%, 3/01/29	3/24 at 100.00	N/R	508,370
200	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2017A, 4.000%, 8/01/35	8/27 at 100.00	AA+	209,612
500	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2018D, 4.000%, 8/01/39	8/28 at 100.00	AA+	505,580

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,230	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series 2011, 5.000%, 8/01/31	8/21 at 100.00	AA+	$2,386,479
1,000	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015A, 3.750%, 2/01/36	2/25 at 100.00	A2	987,600
750	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015B, 4.000%, 2/01/42	2/25 at 100.00	A2	757,440
	Saint Cloud Independent School District 742, Stearns County, Minnesota, Certificates of Participation, Saint Cloud Area Public Schools, Series 2017A:
145	5.000%, 2/01/32	2/25 at 100.00	A1	161,647
500	4.000%, 2/01/38	2/25 at 100.00	A1	500,615
	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, 2700 University at Westgate Station, Series 2015B:
455	4.875%, 4/01/30	4/23 at 100.00	N/R	451,110
895	5.250%, 4/01/43	4/23 at 100.00	N/R	861,133
	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012:
500	5.000%, 9/01/26	3/20 at 102.00	N/R	516,135
500	5.000%, 3/01/29	3/20 at 102.00	N/R	512,585
800	Saint Paul, Minnesota, Sales Tax Revenue Bonds, Series 2014G, 3.750%, 11/01/33	11/24 at 100.00	A+	805,520
11,700	Total Tax Obligation/Limited			11,416,086
	Transportation – 2.4% (1.5% of Total Investments)
1,600	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C, 5.000%, 1/01/46	1/27 at 100.00	AA–	1,781,984
200	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	A+	202,876
1,800	Total Transportation			1,984,860
	U.S. Guaranteed – 12.1% (7.3% of Total Investments) (4)
390	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/43 (Pre-refunded 6/01/20)	6/20 at 102.00	BBB–	414,621
2,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A, 5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	A2	2,050,120
470	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30 (Pre-refunded 5/01/20)	5/20 at 100.00	Aaa	490,219
2,215	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,263,243
825	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R	850,575
580	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A, 5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R	673,948
2,000	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa1	2,128,720
1,000	West Saint Paul, Minnesota, Health Care Facilities Revenue Bonds, Walker Thompson Hill LLC Project, Series 2011A, 7.000%, 9/01/46 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R	1,036,130
9,480	Total U.S. Guaranteed			9,907,576
	Utilities – 21.2% (12.9% of Total Investments)
500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A, 4.000%, 10/01/33	10/24 at 100.00	A1	514,010
965	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2016, 5.000%, 10/01/35	10/26 at 100.00	A1	1,085,538
1,200	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/47	12/26 at 100.00	Aa3	1,329,720

NMS	Nuveen Minnesota Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$500	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-3, 4.000%, 10/01/42	10/27 at 100.00	A–	$506,750
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
4,000	0.000%, 1/01/19 – NPFG Insured	No Opt. Call	A+	3,994,320
1,100	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	A+	993,685
3,070	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	2,687,386
100	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	A+	81,627
3,500	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series 2018A, 5.000%, 1/01/49	7/28 at 100.00	Aa3	3,941,700
	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A:
1,000	4.000%, 1/01/40	1/24 at 100.00	Aa3	1,011,810
1,200	5.000%, 1/01/46	1/24 at 100.00	Aa3	1,306,392
17,135	Total Utilities			17,452,938
	Water and Sewer – 0.5% (0.3% of Total Investments)
415	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A–	435,767
133,533	Total Long-Term Investments (cost $130,612,264)			132,591,547

	SHORT-TERM INVESTMENTS – 3.3% (2.0% of Total Investments)
	MUNICIPAL BONDS – 3.3% (2.0% of Total Investments)
	Health Care – 3.3% (2.0% of Total Investments)
2,700	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Variable Rate Demand Obligation, Series 2008A, 1.660%, 11/15/38 (5)	1/19 at 100.00	A-1+	2,700,000
$2,700	Total Short-Term Investments (cost $2,700,000)			2,700,000
	Total Investments (cost $133,312,264) – 164.4%			135,291,547
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (64.2)% (6)			(52,786,232)
	Other Assets Less Liabilities – (0.2)%			(225,568)
	Net Assets Applicable to Common Shares – 100%			$82,279,747

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(6)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 39.0%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NOM	Nuveen Missouri Quality Municipal
Income Fund
Portfolio of Investments
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.7% (98.3% of Total Investments)
	MUNICIPAL BONDS – 153.7% (98.3% of Total Investments)
	Consumer Staples – 4.0% (2.6% of Total Investments)
$1,055	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,227,651
	Education and Civic Organizations – 20.4% (13.0% of Total Investments)
300	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	313,662
250	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	2/19 at 100.00	AA	253,247
410	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	447,933
750	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	794,407
600	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33	10/22 at 100.00	BBB–	620,838
725	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A+	795,854
630	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	675,385
510	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 5.000%, 10/01/39	10/23 at 100.00	A–	552,182
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2015A, 4.000%, 10/01/42	10/25 at 100.00	AA–	1,015,030
550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AA+	590,480
125	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Refunding Series 2017, 4.000%, 4/01/34	4/27 at 100.00	A2	127,391
100	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds, Missouri Valley College, Series 2017, 4.500%, 10/01/40	10/23 at 100.00	N/R	94,285
5,950	Total Education and Civic Organizations			6,280,694
	Health Care – 38.1% (24.4% of Total Investments)
300	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016, 5.000%, 8/01/30	8/26 at 100.00	A–	313,581
400	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36	3/27 at 100.00	BBB–	426,296
170	Clinton County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Cameron Regional Medical Center, Inc., Series 2017B, 4.400%, 12/01/34	12/25 at 100.00	N/R	164,257
250	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Healthcare System, Series 2017, 5.000%, 10/01/47	10/27 at 100.00	BBB+	268,038
200	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	A	210,692
315	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/35	2/24 at 100.00	A	335,516
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	503,400
750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2018D, 4.000%, 1/01/58 (UB) (4)	1/28 at 100.00	AA	754,763

NOM	Nuveen Missouri Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Variable Rate Demand Obligation Series 2013C, 4.000%, 1/01/50 (Mandatory put 1/01/46)	7/26 at 100.00	AA	$503,240
540	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	Baa2	563,544
1,730	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/44	11/23 at 100.00	A2	1,832,312
415	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A, 5.000%, 11/15/32	11/25 at 100.00	A2	457,857
335	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37	2/22 at 100.00	AA–	355,422
290	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2012, 4.000%, 11/15/42	11/22 at 100.00	AA–	291,154
550	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F, 4.250%, 11/15/48	11/24 at 100.00	AA–	560,125
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	536,245
2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, Saint Luke’s Health System, Series 2010A, 5.000%, 11/15/30	11/20 at 100.00	A+	2,090,340
350	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy Hospital, Series 2017A, 4.000%, 5/15/48	5/25 at 102.00	A+	348,785
500	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 5.000%, 11/15/46	11/25 at 100.00	N/R	501,635
720	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BB+	746,129
11,315	Total Health Care			11,763,331
	Housing/Single Family – 0.6% (0.4% of Total Investments)
200	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2017A-2, 3.800%, 11/01/37	11/26 at 100.00	AA+	200,946
	Long-Term Care – 11.4% (7.3% of Total Investments)
190	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Refunding Series 2016, 4.000%, 5/01/33	5/25 at 100.00	N/R	179,037
250	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	2/19 at 100.00	N/R	243,258
100	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/37	5/27 at 100.00	N/R	104,078
250	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2014A, 5.250%, 8/15/39	8/24 at 100.00	BB+	253,417
250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB	261,067
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A:
385	5.000%, 2/01/35	2/24 at 100.00	BBB	396,608
500	5.000%, 2/01/44	2/24 at 100.00	BBB	509,520
250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B, 5.000%, 2/01/46	2/26 at 100.00	N/R	256,025
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
250	5.000%, 9/01/32	9/22 at 100.00	BB+	253,900
500	5.000%, 9/01/42	9/22 at 100.00	BB+	501,315

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$430	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	BB+	$459,120
100	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	102,567
3,455	Total Long-Term Care			3,519,912
	Tax Obligation/General – 18.8% (12.0% of Total Investments)
	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2018:
1,000	4.000%, 3/01/34	3/26 at 100.00	AA	1,046,300
335	4.000%, 3/01/36	3/26 at 100.00	AA	347,077
340	Clay County Reorganized School District R-II Smithville, Missouri, General Obligation Bonds, Refunding Series 2015, 4.000%, 3/01/36	3/27 at 100.00	AA+	351,750
500	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/32	3/24 at 100.00	AA+	526,005
200	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018, 5.000%, 3/01/36	3/27 at 100.00	AA+	226,154
1,340	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,386,337
500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA–	528,750
1,000	Joplin Schools, Missouri, General Obligation Bonds, Refunding, Direct Deposit Program Series 2017, 4.000%, 3/01/32	3/27 at 100.00	AA+	1,060,360
300	Kansas City, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018A, 4.000%, 2/01/35	2/28 at 100.00	AA	313,068
5,515	Total Tax Obligation/General			5,785,801
	Tax Obligation/Limited – 20.3% (13.0% of Total Investments)
910	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	995,385
350	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30	6/24 at 100.00	N/R	342,720
145	Clay, Jackson & Platte Counties Consolidated Public Library District 3, Missouri, Certificates of Participation, Mid-Continent Public Library Project, Series 2018, 4.000%, 3/01/35	3/26 at 100.00	Aa3	148,522
250	Conley Road Transportation District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 5.125%, 5/01/41	5/25 at 100.00	N/R	249,493
315	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	2/19 at 100.00	N/R	214,200
430	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	440,741
	Howard Bend Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
180	4.875%, 3/01/33	3/23 at 100.00	BB+	179,712
115	5.000%, 3/01/38	3/23 at 100.00	BB+	114,009
485	Jackson County, Missouri, Special Obligation Bonds, Truman Medical Center Project, Series 2011B, 4.350%, 12/01/23	12/21 at 100.00	Aa3	512,131
300	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	319,983
150	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 4.250%, 4/01/26, 144A	No Opt. Call	N/R	151,593
325	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA–	356,645

NOM	Nuveen Missouri Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project – TIF Financing, Series 2018B:
$100	5.000%, 2/01/40, 144A	2/28 at 100.00	N/R	$101,502
100	5.000%, 2/01/50, 144A	2/28 at 100.00	N/R	99,675
245	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Branson – Branson Landing Project, Series 2015A, 4.000%, 6/01/34	6/23 at 100.00	A	247,830
385	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Project, Series 2006, 5.000%, 5/01/23	2/19 at 100.00	N/R	377,681
140	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30	5/21 at 100.00	N/R	136,315
530	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Baa2	158,221
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%, 7/01/44, 144A	7/24 at 100.00	N/R	240,793
600	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project, Series 2015, 4.000%, 4/01/35	4/25 at 100.00	Aa2	616,212
50	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47	11/26 at 100.00	N/R	50,361
215	Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 4.500%, 6/01/36	6/26 at 100.00	BBB	218,141
6,570	Total Tax Obligation/Limited			6,271,865
	Transportation – 2.4% (1.5% of Total Investments)
335	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 - AGM Insured	10/23 at 100.00	AA	375,642
	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2017D:
220	5.000%, 7/01/34 – AGM Insured (Alternative Minimum Tax)	7/27 at 100.00	AA	245,254
100	5.000%, 7/01/35 – AGM Insured (Alternative Minimum Tax)	7/27 at 100.00	AA	111,095
655	Total Transportation			731,991
	U.S. Guaranteed – 15.2% (9.7% of Total Investments) (5)
500	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012, 4.375%, 3/01/32 (Pre-refunded 3/01/22)	3/22 at 100.00	A+	535,940
525	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A, 5.750%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R	534,949
345	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27 (Pre-refunded 3/01/20)	3/20 at 100.00	N/R	356,844
600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36 (Pre-refunded 4/01/21)	4/21 at 100.00	A2	639,690
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
400	5.000%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	423,760
425	5.000%, 1/01/37 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	450,245
1,035	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	2/19 at 100.00	N/R	1,100,702
100	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R	109,925
500	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1993D, 5.650%, 7/01/20 (Alternative Minimum Tax) (ETM)	No Opt. Call	AA+	526,790
4,430	Total U.S. Guaranteed			4,678,845

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 4.7% (3.0% of Total Investments)
$350	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/32	1/25 at 100.00	A	$387,114
500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	516,905
500	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2018, 5.000%, 12/01/43	6/27 at 100.00	A2	552,125
1,350	Total Utilities			1,456,144
	Water and Sewer – 17.8% (11.4% of Total Investments)
250	Camden County Public Water Supply District 4, Missouri, Certificates of Participation, Series 2017, 5.000%, 1/01/47	1/25 at 100.00	A–	263,772
475	Franklin County Public Water Supply District 3, Missouri, Certificates of Participation, Series 2017, 4.000%, 12/01/37	12/24 at 100.00	A+	481,584
160	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A, 4.000%, 1/01/35	1/28 at 100.00	AA	166,970
125	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Refunding & Improvement Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	AAA	139,174
450	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Refunding & Improvement Series 2017A, 5.000%, 5/01/47	5/27 at 100.00	AAA	505,161
2,000	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AAA	2,167,200
500	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40	1/25 at 100.00	Aa3	551,270
585	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016C, 5.000%, 12/01/32	12/25 at 100.00	AA+	663,402
550	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2018, 4.000%, 12/01/39	12/25 at 100.00	AA+	555,704
5,095	Total Water and Sewer			5,494,237
$45,590	Total Long-Term Investments (cost $46,008,985)			47,411,417

NOM	Nuveen Missouri Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.6% (1.7% of Total Investments)
	MUNICIPAL BONDS – 2.6% (1.7% of Total Investments)
	Education and Civic Organizations – 2.6% (1.7% of Total Investments)
$800	Missouri Health and Educational Facilities Authority, Revenue Bonds, St. Louis University, Variable Rate Demand Obligation, Series 2008B-2, 1.660%, 10/01/35 (6)	1/19 at 100.00	A-1	$800,000
$800	Total Short-Term Investments (cost $800,000)			800,000
	Total Investments (cost $46,808,985) – 156.3%			48,211,417
	Floating Rate Obligations – (1.9)%			(600,000)
	MuniFund Preferred Shares, net of deferred offering costs – (57.6)% (7)			(17,767,067)
	Other Assets Less Liabilities – 3.2%			1,002,503
	Net Assets Applicable to Common Shares – 100%			$30,846,853

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(7)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 36.9%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NNC	Nuveen North Carolina Quality Municipal
Income Fund
Portfolio of Investments
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 167.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 167.7% (100.0% of Total Investments)
	Education and Civic Organizations – 26.1% (15.5% of Total Investments)
	Board of Governors of the University of North Carolina, Winston-Salem State University General Revenue Bonds, Series 2013:
$2,950	5.000%, 4/01/33	4/22 at 100.00	A3	$3,148,771
1,000	5.125%, 4/01/43	4/22 at 100.00	A3	1,061,840
2,500	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43	3/28 at 100.00	AA	2,518,275
5,000	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A, 5.000%, 10/01/41	10/23 at 100.00	Aa2	5,471,750
2,310	East Carolina University, North Carolina, General Revenue Bonds, Series 2016A, 5.000%, 10/01/29	4/26 at 100.00	Aa2	2,662,968
1,500	Fayetteville State University, North Carolina, Limited Obligation Revenue Bonds, Student Housing Project, Series 2011, 5.000%, 4/01/43 – AGM Insured	4/21 at 100.00	AA	1,570,620
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Davidson College, Series 2014:
500	5.000%, 3/01/26	3/22 at 100.00	AA+	543,720
250	5.000%, 3/01/28	3/22 at 100.00	AA+	271,043
500	5.000%, 3/01/29	3/22 at 100.00	AA+	541,430
500	5.000%, 3/01/32	3/22 at 100.00	AA+	540,295
1,230	5.000%, 3/01/45	3/22 at 100.00	AA+	1,318,781
3,900	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Refunding Series 2016B, 5.000%, 7/01/42	10/26 at 100.00	AA+	4,378,452
1,605	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015 A, 5.000%, 10/01/55	10/25 at 100.00	AA+	1,781,839
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Johnson & Wales University, Series 2013A:
1,560	5.000%, 4/01/32	4/23 at 100.00	A–	1,694,191
1,000	5.000%, 4/01/33	4/23 at 100.00	A–	1,084,320
5,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Refunding Series 2016, 4.000%, 1/01/37	7/26 at 100.00	AA	5,205,700
2,500	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Refunding Series 2018, 5.000%, 1/01/48	1/28 at 100.00	AA	2,809,450
4,440	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 5.000%, 3/01/34	3/22 at 100.00	BBB	4,598,064
2,020	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/23 at 100.00	Aa1	2,224,141
290	University of North Carolina System, Pooled Revenue Bonds, Series 2005A, 5.000%, 4/01/22 – AMBAC Insured	2/19 at 100.00	A	290,725
800	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2015, 5.000%, 4/01/45	4/25 at 100.00	Aa3	891,104
170	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/31	10/27 at 100.00	Aa3	196,474
	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014:
2,070	5.000%, 4/01/32	4/24 at 100.00	Aa3	2,323,182
1,175	5.000%, 4/01/33	4/24 at 100.00	Aa3	1,316,846
1,385	5.000%, 4/01/35	4/24 at 100.00	Aa3	1,546,352
2,235	University of North Carolina, Charlotte, General Revenue Bonds, Series 2017, 5.000%, 10/01/42	10/27 at 100.00	Aa3	2,496,942
1,415	University of North Carolina, Greensboro, General Revenue Bonds, Refunding Series 2017, 5.000%, 4/01/31	4/28 at 100.00	Aa3	1,655,451

NNC	Nuveen North Carolina Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014:
$1,000	5.000%, 4/01/32	4/24 at 100.00	Aa3	$1,120,190
3,065	5.000%, 4/01/39	4/24 at 100.00	Aa3	3,405,981
1,250	Western Carolina University, North Carolina, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	Aa3	1,385,300
55,120	Total Education and Civic Organizations			60,054,197
	Health Care – 23.6% (14.1% of Total Investments)
2,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	2,114,640
5,250	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/43	1/22 at 100.00	AA–	5,624,482
4,295	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series 2012, 5.000%, 11/01/41	5/22 at 100.00	BBB	4,494,717
500	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Refunding Series 2013, 5.000%, 10/01/26	10/23 at 100.00	A+	558,350
2,700	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2017, 5.000%, 10/01/47	10/27 at 100.00	A+	2,951,451
	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A:
4,750	5.250%, 11/01/40	11/20 at 100.00	AA–	5,004,505
5,000	5.000%, 11/01/43	11/20 at 100.00	AA–	5,218,950
2,750	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Blue Ridge HealthCare, Refunding Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	2,813,167
2,375	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cape Fear Valley Health System, Refunding Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	A–	2,552,816
1,250	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Refunding Series 2016D, 5.000%, 6/01/29	6/26 at 100.00	AA	1,440,188
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	2,152,700
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2015A, 5.000%, 7/01/44	7/25 at 100.00	AA–	2,152,240
3,515	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	3,747,095
3,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45	12/22 at 100.00	A	3,243,240
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Refunding Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	A+	2,190,720
500	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission Health Combined Group, Refunding Series 2017, 5.000%, 10/01/36	10/27 at 100.00	AA–	506,755
2,930	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Refunding Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A	3,143,568
4,000	The Charlotte-Mecklenburg Hospital Authority, North Carolina, Doing Business as Atrium Health, Health Care Refunding Revenue Bonds, Series 2018A, 5.000%, 1/15/36	1/29 at 100.00	AA–	4,530,120
50,815	Total Health Care			54,439,704
	Housing/Multifamily – 1.2% (0.7% of Total Investments)
	Mecklenburg County, North Carolina, FNMA Multifamily Housing Revenue Bonds, Little Rock Apartments, Series 2003:
430	5.150%, 1/01/22 (Alternative Minimum Tax)	7/19 at 100.00	N/R	430,499
2,260	5.375%, 1/01/36 (Alternative Minimum Tax)	7/19 at 100.00	N/R	2,261,424
2,690	Total Housing/Multifamily			2,691,923

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 0.7% (0.4% of Total Investments)
$1,505	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	$1,536,048
	Long-Term Care – 1.5% (0.9% of Total Investments)
2,690	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Deerfield Episcopal Retirement Community, Refunding First Mortgage Series 2016, 5.000%, 11/01/37	11/26 at 100.00	N/R	2,929,706
450	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, United Methodist Retirement Homes, Refunding Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	N/R	469,143
3,140	Total Long-Term Care			3,398,849
	Tax Obligation/General – 7.2% (4.3% of Total Investments)
4,000	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building Series 2018A, 4.000%, 6/15/37	6/28 at 100.00	A+	4,011,120
835	Durham, North Carolina, General Obligation Bonds, Refunding Series 2015, 5.000%, 10/01/26	No Opt. Call	AAA	992,949
3,500	Evanston, Illinois, General Obligation Bonds, Corporate Purpose Series 2016A, 4.000%, 12/01/43	6/28 at 100.00	AA+	3,506,510
1,050	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,089,974
1,000	Raleigh, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 9/01/26	No Opt. Call	AAA	1,186,540
5,750	West Virginia State, General Obligation Bonds, State Road Competitive Series 2018B, 4.000%, 6/01/42	6/28 at 100.00	Aa2	5,816,930
16,135	Total Tax Obligation/General			16,604,023
	Tax Obligation/Limited – 27.1% (16.2% of Total Investments)
	Buncombe County, North Carolina, Limited Obligation Bonds, Refunding Series 2014A:
1,085	5.000%, 6/01/33	6/24 at 100.00	AA+	1,213,334
1,600	5.000%, 6/01/34	6/24 at 100.00	AA+	1,784,928
	Catawba County, North Carolina, General Obligation Bonds, Limited Obligation Series 2014A:
1,000	5.000%, 6/01/30	6/24 at 100.00	AA	1,104,300
730	5.000%, 6/01/31	6/24 at 100.00	AA	804,190
2,405	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Refunding Series 2008A, 5.000%, 6/01/33	2/19 at 100.00	AA+	2,410,459
2,045	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/39	12/24 at 100.00	AAA	2,295,185
5,810	Collier County, Florida, Tourist Development Tax Revenue Bonds, Series 2018, 4.000%, 10/01/43	10/28 at 100.00	AA+	5,806,514
2,085	Dare County, North Carolina, Installment Purchase Contract, Limited Obligation Series 2012B, 5.000%, 6/01/28	6/22 at 100.00	AA	2,259,702
2,000	Greensboro, North Carolina, Limited Obligation Bonds, Coliseum Complex Project, Series 2018A, 5.000%, 4/01/42	4/28 at 100.00	AA+	2,248,700
500	Henderson County, North Carolina, Limited Obligation Bonds, Series 2015, 5.000%, 10/01/31	10/25 at 100.00	AA	564,905
692	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	705,487
980	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Refunding Series 2017, 5.000%, 4/01/29	4/28 at 100.00	Aa3	1,150,559
7,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2018, 4.000%, 7/01/48	7/28 at 100.00	AA	7,031,640
5,000	North Carolina State, Limited Obligation Bonds, Refunding Series 2014C, 5.000%, 5/01/25 North Carolina State, Limited Obligation Bonds, Series 2017B:	5/24 at 100.00	AA+	5,699,150
2,000	5.000%, 5/01/29 (UB) (4)	5/27 at 100.00	AA+	2,348,840
4,000	5.000%, 5/01/30 (UB) (4)	5/27 at 100.00	AA+	4,674,720
8,065	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	AA+	8,587,531

NNC	Nuveen North Carolina Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Orange County Public Facilities Company, North Carolina, Limited Obligation Bonds, Refunding Series 2017:
$200	5.000%, 10/01/27	No Opt. Call	AA+	$238,670
150	5.000%, 10/01/28	10/27 at 100.00	AA+	177,960
400	5.000%, 10/01/30	10/27 at 100.00	AA+	469,740
1,000	Raleigh, North Carolina, Limited Obligation Bonds, Series 2013, 5.000%, 10/01/33	10/23 at 100.00	AA+	1,109,090
	Raleigh, North Carolina, Limited Obligation Bonds, Series 2014A:
1,195	5.000%, 10/01/25	10/24 at 100.00	AA+	1,369,924
1,305	5.000%, 10/01/26	10/24 at 100.00	AA+	1,494,486
650	Rocky Mount, North Carolina, Special Obligation Bonds, Series 2016, 5.000%, 5/01/30	5/26 at 100.00	AA+	737,614
	Sampson County, North Carolina, Limited Obligation Bonds, Refunding Series 2017:
300	5.000%, 9/01/32	9/27 at 100.00	A1	342,846
1,250	4.000%, 9/01/35	9/27 at 100.00	A1	1,294,763
1,265	4.000%, 9/01/36	9/27 at 100.00	A1	1,294,968
1,000	4.000%, 9/01/37	9/27 at 100.00	A1	1,017,690
2,325	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018, 4.000%, 7/01/58	7/28 at 100.00	A1	2,203,821
58,037	Total Tax Obligation/Limited			62,441,716
	Transportation – 26.0% (15.5% of Total Investments)
5,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.000%, 7/01/39	7/20 at 100.00	AA–	5,211,850
10	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (Alternative Minimum Tax)	7/20 at 100.00	AA–	10,480
1,425	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA–	1,513,378
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A:
2,865	5.000%, 7/01/27	7/24 at 100.00	AA–	3,211,522
3,000	5.000%, 7/01/28	7/24 at 100.00	AA–	3,352,950
1,400	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Series 2011B, 5.000%, 7/01/36 (Alternative Minimum Tax)	7/21 at 100.00	AA–	1,477,868
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Series 2017A:
1,365	5.000%, 7/01/42 (UB) (4)	7/27 at 100.00	Aa3	1,531,230
5,390	5.000%, 7/01/47 (UB) (4)	7/27 at 100.00	Aa3	6,023,163
10,000	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	10,460,800
2,725	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	2,801,109
515	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010B, 5.000%, 2/01/29	2/20 at 100.00	A3	528,936
	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital Appreciation Series 2017C:
835	0.000%, 7/01/28	7/26 at 91.99	BBB–	563,124
800	0.000%, 7/01/30	7/26 at 83.69	BBB–	483,656
850	0.000%, 7/01/31	7/26 at 79.58	BBB–	486,472
2,400	0.000%, 7/01/33	7/26 at 71.99	BBB–	1,231,560
3,160	0.000%, 7/01/36	7/26 at 61.63	BBB–	1,375,769
3,100	0.000%, 7/01/37	7/26 at 58.52	BBB–	1,279,835
1,900	0.000%, 7/01/40	7/26 at 50.36	BBB–	670,035
400	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A, 5.000%, 7/01/47	7/26 at 100.00	BBB–	425,368

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$2,200	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior Lien Series 2017, 5.000%, 1/01/39 – AGM Insured	1/27 at 100.00	AA	$2,423,828
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien Series 2009B:
150	0.000%, 1/01/31 – AGC Insured	No Opt. Call	AA	96,461
4,375	0.000%, 1/01/33 – AGC Insured	No Opt. Call	AA	2,554,344
2,300	0.000%, 1/01/34 – AGC Insured	No Opt. Call	AA	1,275,396
2,380	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA	1,255,188
7,575	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA	3,618,123
1,470	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA	667,747
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A:
1,000	5.000%, 5/01/26	5/20 at 100.00	Aa3	1,039,890
4,125	5.000%, 5/01/36	5/20 at 100.00	Aa3	4,277,295
72,715	Total Transportation			59,847,377
	U.S. Guaranteed – 27.0% (16.1% of Total Investments) (5)
2,135	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Refunding Series 2011, 5.000%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	AA+	2,297,089
2,750	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/39 (Pre-refunded 1/15/19)	1/19 at 100.00	AA–	2,760,643
	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011:
3,860	5.000%, 2/01/36 (Pre-refunded 2/01/21)	2/21 at 100.00	AA	4,106,693
1,250	5.000%, 2/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	AA	1,329,887
8,600	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41 (Pre-refunded 6/01/21)	6/21 at 100.00	AAA	9,226,252
	Harnett County, North Carolina, Certificates of Participation, Series 2009:
1,000	5.000%, 6/01/28 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA	1,015,340
500	5.000%, 6/01/29 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA	507,670
	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Series 2012:
1,065	5.000%, 4/01/29 (Pre-refunded 4/01/22)	4/22 at 100.00	Aa3	1,165,099
1,165	5.000%, 4/01/30 (Pre-refunded 4/01/22)	4/22 at 100.00	Aa3	1,274,498
1,000	5.000%, 4/01/31 (Pre-refunded 4/01/22)	4/22 at 100.00	Aa3	1,093,990
200	5.000%, 4/01/32 (Pre-refunded 4/01/22)	4/22 at 100.00	Aa3	218,798
400	Mecklenburg County, North Carolina, Certificates of Participation, Series 2009A, 5.000%, 2/01/27 (Pre-refunded 2/01/19)	2/19 at 100.00	AA+	402,072
555	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 (Pre-refunded 10/01/19) – AGM Insured	10/19 at 100.00	AA	569,519
	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B:
100	6.000%, 1/01/22 (ETM)	No Opt. Call	AAA	111,680
180	6.000%, 1/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2	200,738
1,400	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	1,403,472
3,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A, 5.000%, 1/01/25 (Pre-refunded 7/01/22)	7/22 at 100.00	AAA	3,849,020
2,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Appalachian Regional HealthCare System, Series 2011A, 6.500%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	BBB+	2,974,023
1,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cleveland County Healthcare System, Refunding Series 2011A, 5.750%, 1/01/35 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,805,261
785	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R	786,947

NNC	Nuveen North Carolina Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$2,180	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1986, 5.000%, 1/01/20 (ETM)	No Opt. Call	AAA	$2,215,861
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
140	5.000%, 1/01/21 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA	140,342
265	5.375%, 1/01/26 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA	265,721
1,700	5.500%, 1/01/29 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA	1,704,777
7,335	5.750%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA	7,356,932
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009:
2,020	6.000%, 6/01/34 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA	2,061,329
1,020	6.000%, 6/01/36 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA	1,040,869
600	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2011, 5.625%, 6/01/30 (Pre-refunded 6/01/20) – AGC Insured	6/20 at 100.00	AA	632,172
2,100	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2011, 5.750%, 6/01/36 (Pre-refunded 6/01/20) – AGC Insured	6/20 at 100.00	AA	2,216,445
	University of North Carolina, System Pooled Revenue Bonds, Series 2009C:
1,000	5.250%, 10/01/28 (Pre-refunded 10/01/19)	10/19 at 100.00	A3	1,027,600
1,000	5.375%, 10/01/29 (Pre-refunded 10/01/19)	10/19 at 100.00	A3	1,028,620
5,100	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37 (Pre-refunded 1/01/20)	1/20 at 100.00	AA+	5,270,136
59,265	Total U.S. Guaranteed			62,059,495
	Utilities – 5.0% (3.0% of Total Investments)
	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2016:
775	5.000%, 3/01/30	3/26 at 100.00	A+	876,796
900	4.000%, 3/01/33	3/26 at 100.00	A+	933,786
5,000	North Carolina Capital Facilities Financing Agency, Solid Waste Disposal Revenue Bond, Duke Energy Carolinas Project, Refunding Series 2008B, 4.625%, 11/01/40	11/20 at 100.00	Aa2	5,162,650
315	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	315,665
	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A:
1,545	5.000%, 1/01/28	1/26 at 100.00	A	1,763,880
1,500	5.000%, 1/01/32	1/26 at 100.00	A	1,687,890
760	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/30	7/26 at 100.00	A	866,712
10,795	Total Utilities			11,607,379
	Water and Sewer – 22.3% (13.3% of Total Investments)
1,145	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/25	4/22 at 100.00	AA–	1,245,680
	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2015:
940	5.000%, 7/01/32	7/25 at 100.00	AAA	1,074,298
2,325	5.000%, 7/01/40	7/25 at 100.00	AAA	2,600,559
16,865	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2018, 5.000%, 7/01/44 (UB) (4)	7/28 at 100.00	AAA	19,381,258
4,750	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2017A, 4.000%, 6/01/47	6/27 at 100.00	AAA	4,821,820
1,535	Mooresville, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/28	5/22 at 100.00	AA	1,674,838
3,040	Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2015, 5.000%, 6/01/33 – AGM Insured	6/25 at 100.00	AA	3,394,312

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A:
$550	5.000%, 3/01/30	3/22 at 100.00	AAA	$596,294
1,600	5.000%, 3/01/31	3/22 at 100.00	AAA	1,733,104
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2013A:
5,000	5.000%, 3/01/28	3/23 at 100.00	AAA	5,548,850
3,785	5.000%, 3/01/43	3/23 at 100.00	AAA	4,149,041
5,000	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2016A, 4.000%, 3/01/46	3/27 at 100.00	AAA	5,091,250
46,535	Total Water and Sewer			51,311,304
$376,752	Total Long-Term Investments (cost $374,635,256)			385,992,015
	Floating Rate Obligations – (8.1)%			(18,630,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (62.4)% (6)			(143,493,291)
	Other Assets Less Liabilities – 2.8%			6,245,026
	Net Assets Applicable to Common Shares – 100%			$230,113,750

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 37.2%.
ETM	Escrowed to maturity.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NPV	Nuveen Virginia Quality Municipal
Income Fund
Portfolio of Investments
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 158.3% (99.6% of Total Investments)
	MUNICIPAL BONDS – 158.3% (99.6% of Total Investments)
	Consumer Staples – 6.3% (4.0% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$560	5.250%, 6/01/32	1/19 at 100.00	N/R	$533,966
700	5.625%, 6/01/47	1/19 at 100.00	N/R	642,117
8,135	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	1/19 at 100.00	B–	7,733,538
6,645	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46 (7)	6/21 at 100.00	B–	6,549,378
120	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/19 at 100.00	A3	120,175
16,160	Total Consumer Staples			15,579,174
	Education and Civic Organizations – 13.5% (8.5% of Total Investments)
1,615	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 2012, 3.750%, 1/01/30	1/22 at 100.00	A1	1,637,868
	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 2017:
1,105	4.000%, 1/01/37	1/27 at 100.00	A1	1,131,067
565	4.000%, 1/01/40	1/27 at 100.00	A1	574,289
580	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	2/19 at 100.00	B+	570,465
1,000	Industrial Development Authority of the City of Lexington, Virginia, Washington and Lee University, Educational Facility Revenue Bonds, Refunding Series 2018A, 5.000%, 1/01/43	1/28 at 100.00	AA	1,134,730
1,600	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Woodberry Forest School, Refunding Series 2016A, 3.000%, 10/01/46	10/25 at 100.00	Aa1	1,367,616
500	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2017A, 4.000%, 6/01/36	6/27 at 100.00	Aa2	516,585
750	Roanoke Economic Development Authority, Virginia, Educational Facilities Revenue Bonds, Lynchburg College, Series 2018A, 5.000%, 9/01/43	9/28 at 100.00	BBB+	803,093
2,500	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Green Series 2015A-2, 5.000%, 4/01/45	4/25 at 100.00	AAA	2,789,275
1,515	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Refunding Series 2017A, 5.000%, 4/01/42	4/27 at 100.00	AAA	1,720,010
9,000	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Series 2017A, 5.000%, 4/01/42 (UB) (4)	4/27 at 100.00	AAA	10,217,880
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	1,018,460
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A:
1,500	5.000%, 7/01/35, 144A	7/25 at 100.00	BB+	1,549,980
4,000	5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	4,073,840
1,725	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.375%, 1/01/21	No Opt. Call	AA	1,790,378
1,460	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2015A, 5.000%, 1/01/40	1/25 at 100.00	AA	1,626,790

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	BBB+	$520,230
30,915	Total Education and Civic Organizations			33,042,556
	Health Care – 20.6% (13.0% of Total Investments)
5,000	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center Arlington Health System, Refunding Series 2010, 5.000%, 7/01/31	7/20 at 100.00	AA–	5,177,150
2,145	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA	2,247,531
3,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/40	1/23 at 100.00	BBB+	3,586,612
1,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2012A, 5.000%, 5/15/40	5/22 at 100.00	AA+	1,078,580
4,950	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	5,383,471
2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/23	No Opt. Call	A–	2,767,075
795	Henrico County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Bon Secours Health System, Series 1996, 6.250%, 8/15/20 – NPFG Insured	No Opt. Call	A+	832,945
3,500	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2015A, 5.330%, 7/01/45, 144A	7/25 at 100.00	N/R	3,633,245
	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Refunding Series 2017A:
155	5.000%, 1/01/31	1/27 at 100.00	A	174,662
2,000	5.000%, 1/01/47	1/27 at 100.00	A	2,185,160
1,000	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2018B, 4.000%, 11/01/48	11/28 at 100.00	AA	1,007,380
3,155	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B, 5.000%, 11/01/46	11/22 at 100.00	AA–	3,337,990
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
1,000	5.000%, 6/15/32	6/26 at 100.00	A–	1,102,800
1,440	5.000%, 6/15/35	6/26 at 100.00	A–	1,571,011
1,360	4.000%, 6/15/37	6/26 at 100.00	A–	1,339,913
3,200	Virginia Commonwealth University Health System Authority, General Revenue Bonds, Series 2017B, 5.000%, 7/01/46	7/27 at 100.00	AA–	3,536,128
2,975	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	3,089,032
2,335	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	A+	2,488,970
	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2015:
1,500	5.000%, 1/01/33	1/26 at 100.00	A+	1,662,690
1,000	5.000%, 1/01/35	1/26 at 100.00	A+	1,102,020
2,000	4.000%, 1/01/37	1/26 at 100.00	A+	2,039,560
1,215	5.000%, 1/01/44	1/26 at 100.00	A+	1,308,774
47,600	Total Health Care			50,652,699
	Housing/Multifamily – 5.5% (3.5% of Total Investments)
770	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Arlington View Terrace Apartments, Series 2001, 5.150%, 11/01/31 (Alternative Minimum Tax)	12/18 at 100.00	AA	772,302

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$1,000	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue Bonds, American Tobacco Apartments, Series 2017, 5.550%, 1/01/37, 144A	1/27 at 100.00	N/R	$1,001,890
400	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	407,144
530	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	542,927
1,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2012A, 3.625%, 3/01/32	3/21 at 100.00	AA+	1,010,380
	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A:
1,000	3.500%, 3/01/35	3/24 at 100.00	AA+	985,320
1,000	3.625%, 3/01/39	3/24 at 100.00	AA+	985,130
900	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015C, 4.000%, 8/01/45	8/24 at 100.00	AA+	909,054
2,750	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015E, 3.750%, 12/01/40	12/24 at 100.00	AA+	2,717,495
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2016B, 3.350%, 5/01/36	5/25 at 100.00	AA+	1,436,745
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2017A, 3.875%, 3/01/47	3/26 at 100.00	AA+	1,460,925
1,340	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	1,358,626
13,690	Total Housing/Multifamily			13,587,938
	Housing/Single Family – 1.6% (1.0% of Total Investments)
	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-8:
715	4.400%, 10/01/31	10/22 at 100.00	AAA	749,313
3,000	4.750%, 10/01/38	10/22 at 100.00	AAA	3,143,970
3,715	Total Housing/Single Family			3,893,283
	Long-Term Care – 7.0% (4.4% of Total Investments)
900	Alexandria Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House Incorporated, Series 2015, 5.000%, 10/01/45	10/25 at 100.00	BBB+	929,880
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2016A:
1,965	5.000%, 10/01/36	10/24 at 102.00	N/R	2,066,119
1,100	5.000%, 10/01/42	10/24 at 102.00	N/R	1,143,230
700	4.000%, 10/01/42	10/24 at 102.00	N/R	649,124
1,000	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Revenue Bonds, Vinson Hall LLC, Series 2013A, 5.000%, 12/01/42	12/23 at 100.00	BBB+	1,040,250
875	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Refunding Series 2015, 4.000%, 10/01/35	10/20 at 100.00	BBB+	876,181
	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2016:
1,000	4.000%, 1/01/37	1/25 at 102.00	N/R	978,540
150	3.375%, 1/01/37	1/25 at 102.00	N/R	134,081
1,000	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2017A, 5.000%, 1/01/42	1/23 at 103.00	N/R	1,054,760
	Prince William County Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake Ridge, Refunding Series 2016:
670	5.000%, 1/01/37	1/25 at 102.00	N/R	677,966
2,000	5.000%, 1/01/46	1/25 at 102.00	N/R	2,005,200

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$1,000	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 4.625%, 12/01/27	12/22 at 100.00	N/R	$1,017,300
1,500	Roanoke Industrial Development Authority, Virginia, Residential Revenue Bonds, Virginia Lutheran Homes Incorporated, Series 2006, 5.000%, 12/01/39	2/19 at 100.00	N/R	1,500,195
	Suffolk Economic Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Inc./United Church Homes and Services Obligated Group, Refunding Series 2016:
1,000	5.000%, 9/01/26	9/24 at 102.00	N/R	1,063,220
1,920	5.000%, 9/01/31	9/24 at 102.00	N/R	1,988,390
16,780	Total Long-Term Care			17,124,436
	Tax Obligation/General – 2.9% (1.8% of Total Investments)
2,035	Arlington County, Virginia, General Obligation Bonds, Refunding Series 2014B, 5.000%, 8/15/22	No Opt. Call	AAA	2,246,274
830	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	Aa1	868,246
1,510	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2011A, 5.000%, 4/01/20	No Opt. Call	AAA	1,572,348
1,630	Norfolk, Virginia, General Obligation Bonds, Refunding Series 2017C, 5.000%, 9/01/30	3/27 at 100.00	AA+	1,887,752
380	Richmond, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2017D, 5.000%, 3/01/33	No Opt. Call	AA+	466,560
6,385	Total Tax Obligation/General			7,041,180
	Tax Obligation/Limited – 30.5% (19.2% of Total Investments)
	Arlington County Industrial Development Authority, Virginia, Revenue Bonds, Refunding County Projects, Series 2017:
1,730	5.000%, 2/15/35	8/27 at 100.00	Aa1	1,969,899
1,340	5.000%, 2/15/37	8/27 at 100.00	Aa1	1,517,041
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
415	5.250%, 7/15/25 – ACA Insured	2/19 at 100.00	N/R	412,303
520	5.500%, 7/15/35 – ACA Insured	2/19 at 100.00	N/R	491,291
600	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26	3/22 at 100.00	N/R	591,876
100	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	100,303
1,000	Fairfax County Economic Development Authority, Virginia, County Facilities Revenue Bonds, Refunding Series 2017B, 5.000%, 10/01/33	10/27 at 100.00	AA+	1,157,050
1,500	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Metrorail Parking System Project, Series 2017, 5.000%, 4/01/42	4/27 at 100.00	AA+	1,676,175
4,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/34	11/25 at 100.00	A	4,250,200
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	A	1,058,648
500	5.250%, 1/01/36	1/22 at 100.00	A	523,720
925	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Refunding Series 2015, 5.000%, 6/15/19	No Opt. Call	AA–	939,865
1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A, 5.000%, 12/01/34	12/26 at 100.00	BBB+	1,073,990
13,000	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads Transportation Fund Revenue Bonds, Senior Lien Series 2018A, 5.000%, 7/01/52 (UB) (4)	1/28 at 100.00	AA+	14,670,370

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads Transportation Fund Revenue Bonds, Senior Lien Series 2018A:
$2,000	5.000%, 7/01/52	1/28 at 100.00	AA+	$2,256,980
1,000	5.500%, 7/01/57	1/28 at 100.00	AA	1,166,360
4,000	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads Transportation Fund Revenue Bonds, Series 2018A, 5.000%, 7/01/48 (UB) (4)	1/28 at 100.00	AA+	4,525,200
960	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/45, 144A	3/25 at 100.00	N/R	939,322
	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018:
360	4.500%, 9/01/28, 144A	9/27 at 100.00	N/R	372,438
3,000	5.000%, 9/01/45, 144A	9/27 at 100.00	N/R	3,083,190
645	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	C	712,951
5,875	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding Series 2005C, 0.000%, 7/01/28 – AMBAC Insured	No Opt. Call	C	3,537,866
5,085	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/29 – AMBAC Insured	No Opt. Call	C	2,903,789
3,535	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Baa2	1,055,304
760	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding Series 2007CC, 5.500%, 7/01/28 – NPFG Insured	No Opt. Call	Baa2	816,156
1,500	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A	9/25 at 100.00	A	1,564,440
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/34, 144A – AGM Insured	10/24 at 100.00	AA	2,348,752
1,600	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	1,701,792
2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Series 2013A, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	2,127,340
1,725	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,841,282
3,500	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation Revenue Notes, Series 2016, 5.000%, 9/15/30	9/26 at 100.00	AA+	4,051,530
1,100	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Refunding Series 2012A, 5.000%, 8/01/24	8/22 at 100.00	AA+	1,205,831
2,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2015A, 5.000%, 8/01/26	8/25 at 100.00	AA+	2,315,560
1,530	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42	11/22 at 100.00	AAA	1,669,062
95	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19	2/19 at 100.00	AA	95,223
120	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%, 4/01/41, 144A	4/28 at 112.76	N/R	136,109
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2012, 4.000%, 5/15/37	5/22 at 100.00	AA+	1,024,200
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2018, 4.000%, 5/15/38	5/28 at 100.00	AA+	1,023,860
1,835	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/36	12/26 at 100.00	Aa2	2,050,264
76,115	Total Tax Obligation/Limited			74,957,532

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 39.9% (25.1% of Total Investments)
	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2016A:
$775	5.000%, 7/01/32	7/26 at 100.00	A2	$868,101
375	4.000%, 7/01/34	7/26 at 100.00	A2	389,846
400	4.000%, 7/01/35	7/26 at 100.00	A2	414,512
250	4.000%, 7/01/38	7/26 at 100.00	A2	257,520
	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016:
1,705	5.000%, 7/01/41 – AGM Insured	7/26 at 100.00	AA	1,898,671
8,320	5.000%, 7/01/46	7/26 at 100.00	BBB	8,965,882
	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B:
2,000	0.000%, 7/15/32 (7)	7/28 at 100.00	BBB	1,723,640
4,125	0.000%, 7/15/40 (7)	7/28 at 100.00	BBB	3,489,090
1,000	0.000%, 7/15/40 – AGM Insured (7)	7/28 at 100.00	AA	857,500
4,800	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	4,947,792
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B:
4,000	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA	3,051,280
11,825	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA	6,192,279
1,135	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	536,333
5,010	0.000%, 10/01/39 – AGC Insured	No Opt. Call	AA	2,032,256
6,700	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44 (7)	10/28 at 100.00	BBB+	8,239,325
750	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2010B, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/20 at 100.00	AA–	784,155
	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2010A:
3,400	5.000%, 10/01/30	10/20 at 100.00	AA–	3,566,022
420	5.000%, 10/01/35	10/20 at 100.00	AA–	439,664
7,300	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/35 (Alternative Minimum Tax)	10/26 at 100.00	AA–	8,089,130
375	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2017, 5.000%, 10/01/34 (Alternative Minimum Tax)	10/27 at 100.00	AA–	420,559
	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
2,000	5.000%, 10/01/32 (Alternative Minimum Tax)	10/28 at 100.00	AA–	2,291,280
3,290	5.000%, 10/01/36 (Alternative Minimum Tax)	10/28 at 100.00	AA–	3,697,335
2,000	5.000%, 10/01/38 (Alternative Minimum Tax)	10/28 at 100.00	AA–	2,232,780
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
150	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	156,278
595	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	614,385
2,460	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A	2,587,182
8,460	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/52 (Alternative Minimum Tax)	6/27 at 100.00	BBB	8,831,225
2,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB	2,598,000

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
$750	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	$795,023
5,025	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	5,433,030
5,700	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	6,035,673
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2017B:
3,000	5.000%, 7/01/36	7/27 at 100.00	AA–	3,404,490
1,000	5.000%, 7/01/42	7/27 at 100.00	AA–	1,120,490
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/43 (WI/DD, Settling 12/18/18)	7/27 at 100.00	AA–	1,117,670
102,595	Total Transportation			98,078,398
	U.S. Guaranteed – 19.4% (12.2% of Total Investments) (5)
610	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R	638,810
1,750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA	1,908,410
630	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2001, 5.000%, 7/15/21 – AGM Insured (ETM)	No Opt. Call	AA	656,699
1,030	Chesapeake Bay Bridge and Tunnel Commission, Virginia, General Resolution Revenue Bonds, Refunding Series 1998, 5.500%, 7/01/25 – NPFG Insured (ETM)	No Opt. Call	Baa2	1,196,664
4,150	Fairfax County Economic Development Authority, Virginia, Transportation District Improvement Revenue Bonds, Silver Line Phase 1 Project, Series 2011, 5.000%, 4/01/27 (Pre-refunded 4/01/20)	4/20 at 100.00	Aaa	4,317,452
1,170	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Tender Option Bond Trust 2016-XG0021, 11.675%, 5/15/35, 144A (Pre-refunded 5/15/19) (IF)	5/19 at 100.00	N/R	1,227,576
2,170	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Tender Option Bond Trust 2016-XG0021, 11.675%, 5/15/35, 144A (Pre-refunded 5/15/19) (IF)	5/19 at 100.00	AA+	2,276,786
1,100	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.375%, 12/01/24 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+	1,137,488
5,205	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A, 5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	AA+	5,526,201
1,295	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A, 5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,374,914
1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R	1,015,340
	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D:
5,900	5.000%, 7/15/34 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R	6,183,436
150	5.000%, 7/15/34 (Pre-refunded 7/15/20)	7/20 at 100.00	AA	157,329
1,630	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	A+	1,760,644
710	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB, 5.250%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	A2	784,820
1,000	Richmond, Virginia, General Obligation Bonds, Public Improvement Series 2009A, 5.000%, 7/15/22 (Pre-refunded 7/15/19)	7/19 at 100.00	AA+	1,019,680
1,820	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009A, 5.000%, 2/01/22 (Pre-refunded 2/01/19)	2/19 at 100.00	AA+	1,829,428
1,200	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2011A, 4.000%, 2/01/29 (Pre-refunded 2/01/21)	2/21 at 100.00	AA+	1,251,720

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$1,665	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Tender Option Bond Trust 2016-XL0011, 10.433%, 2/01/27, 144A (Pre-refunded 2/01/19) (IF) (4)	2/19 at 100.00	AA+	$1,690,907
1,665	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Tender Option Bond Trust 2016-XL0013, 10.433%, 2/01/28, 144A (Pre-refunded 2/01/19) (IF) (4)	2/19 at 100.00	AA+	1,690,907
3,195	Virginia Port Authority, Port Facilities Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/40 (Pre-refunded 7/01/19)	7/19 at 100.00	A	3,252,063
3,730	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R	4,136,756
1,620	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44 (Pre-refunded 1/01/19)	1/19 at 100.00	A+	1,624,633
1,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39 (Pre-refunded 4/15/20)	4/20 at 100.00	AA	1,070,040
45,415	Total U.S. Guaranteed			47,728,703
	Utilities – 6.6% (4.1% of Total Investments)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory put 7/01/22) (6)	No Opt. Call	N/R	1,940,000
	Guam Power Authority, Revenue Bonds, Series 2012A:
1,500	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,623,405
495	5.000%, 10/01/34	10/22 at 100.00	BBB	515,671
395	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory put 10/01/19)	No Opt. Call	BBB	392,780
	Richmond, Virginia, Public Utility Revenue Bonds, Refunding Series 2016A:
5,000	5.000%, 1/15/33	1/26 at 100.00	AA	5,686,800
1,000	5.000%, 1/15/35	1/26 at 100.00	AA	1,127,990
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	2/19 at 100.00	Caa2	702,625
900	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2018, 5.000%, 1/01/48, 144A (Mandatory put 7/01/38) (Alternative Minimum Tax)	7/23 at 100.00	B	912,447
3,250	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.875%, 5/01/33 (Mandatory put 5/16/19)	No Opt. Call	A2	3,245,710
15,270	Total Utilities			16,147,428
	Water and Sewer – 4.5% (2.8% of Total Investments)
1,675	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A–	1,758,817
810	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	857,199
	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Subordinate Series 2018A:
1,415	5.000%, 10/01/40	10/27 at 100.00	AA	1,602,134
1,010	5.000%, 10/01/42	10/27 at 100.00	AA	1,139,017
1,545	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA	1,591,335
3,000	Norfolk, Virginia, Water Revenue Bonds, Series 2015A, 5.250%, 11/01/44	11/24 at 100.00	AA+	3,423,840
1,000	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Goochland County – Tuckahoe Creek Service District Project, Series 2012, 0.000%, 11/01/34	11/22 at 63.13	AA	550,190
10,455	Total Water and Sewer			10,922,532
$385,095	Total Long-Term Investments (cost $378,824,342)			388,755,859

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)
November 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.6% (0.4% of Total Investments)
	MUNICIPAL BONDS – 0.6% (0.4% of Total Investments)
	Health Care – 0.6% (0.4% of Total Investments)
$1,500	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Variable Rate Demand Obligation, Refunding Series 2016B, 1.550%, 11/01/34 (8)	1/19 at 100.00	A-1+	$1,500,000
$1,500	Total Short-Term Investments (cost $1,500,000)			1,500,000
	Total Investments (cost $380,324,342) – 158.9%			390,255,859
	Floating Rate Obligations – (8.3)%			(20,350,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (52.0)% (9)			(127,625,419)
	Other Assets Less Liabilities – 1.4%			3,333,479
	Net Assets Applicable to Common Shares – 100%			$245,613,919

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(8)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 32.7%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

November 30, 2018 (Unaudited)

	NKG	NMY	NMS
Assets
Long-term investments, at value (cost $207,398,304, $518,768,871 and $130,612,264, respectively)	$210,549,422	$528,837,962	$132,591,547
Short-term investments, at value (cost $231,260, $ — and $2,700,000, respectively)	113,509	—	2,700,000
Cash	414,935	—	1,504,745
Cash collateral at brokers(1)	—	15,003,255	—
Receivable for:
Interest	2,946,708	8,232,363	1,534,943
Investments sold	190,000	5,000	469,846
Other assets	2,370	33,265	2,117
Total assets	214,216,944	552,111,845	138,803,198
Liabilities
Cash overdraft	—	3,096,640	—
Floating rate obligations	19,600,000	27,685,000	—
Payable for:
Dividends	352,584	989,517	289,658
Interest	123,956	420,663	112,746
Investments purchased	—	1,120,810	3,230,248
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs (liquidation preference $ —, $ — and $ —, respectively)	—	—	—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs (liquidation preference $58,500,000, $197,000,000 and $52,800,000, respectively)	58,496,395	196,992,372	52,786,232
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $ —, $ — and $ —, respectively)	—	—	—
Accrued expenses:
Management fees	108,173	258,810	67,277
Trustees fees	910	31,873	566
Other	48,117	104,235	36,724
Total liabilities	78,730,135	230,699,920	56,523,451
Net assets applicable to common shares	$135,486,809	$321,411,925	$82,279,747
Common shares outstanding	10,424,313	23,129,563	5,787,996
Net asset value (“NAV”) per common share outstanding	$13.00	$13.90	$14.22
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$104,243	$231,296	$57,880
Paid-in surplus	137,469,490	325,297,544	81,200,085
Total distributable earnings	(2,086,924)	(4,116,915)	1,021,782
Net assets applicable to common shares	$135,486,809	$321,411,925	$82,279,747
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

(1) Cash segregated for the net payment obligations for redemptions of VMTP Shares.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)

	NOM	NNC	NPV
Assets
Long-term investments, at value (cost $46,008,985, $374,635,256 and $378,824,342, respectively)	$47,411,417	$385,992,015	$388,755,859
Short-term investments, at value (cost $800,000, $ — and $1,500,000, respectively)	800,000	—	1,500,000
Cash	93,041	46,817	253,046
Cash collateral at brokers(1)	—	—	—
Receivable for:
Interest	550,970	5,213,530	5,208,553
Investments sold	502,316	2,110,563	—
Other assets	8,073	24,713	30,172
Total assets	49,365,817	393,387,638	395,747,630
Liabilities
Cash overdraft	—	—	—
Floating rate obligations	600,000	18,630,000	20,350,000
Payable for:
Dividends	96,289	559,763	734,487
Interest	—	306,422	—
Investments purchased	—	—	1,110,620
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs (liquidation preference $18,000,000, $ — and $ —, respectively)	17,767,067	—	—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs (liquidation preference $ —, $143,500,000 and $ —, respectively)	—	143,493,291	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $ —, $ — and $128,000,000, respectively)	—	—	127,625,419
Accrued expenses:
Management fees	24,656	187,520	194,078
Trustees fees	204	23,313	23,500
Other	30,748	73,579	95,607
Total liabilities	18,518,964	163,273,888	150,133,711
Net assets applicable to common shares	$30,846,853	$230,113,750	$245,613,919
Common shares outstanding	2,344,526	16,282,908	17,888,184
Net asset value (“NAV”) per common share outstanding	$13.16	$14.13	$13.73
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$23,445	$162,829	$178,882
Paid-in surplus	30,622,916	222,226,180	250,276,212
Total distributable earnings	200,492	7,724,741	(4,841,175)
Net assets applicable to common shares	$30,846,853	$230,113,750	$245,613,919
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

(1) Cash segregated for the net payment obligations for redemptions of VMTP Shares.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended November 30, 2018 (Unaudited)

	NKG	NMY	NMS
Investment Income	$4,067,906	$10,470,632	$2,997,439
Expenses
Management fees	678,640	1,595,583	415,638
Interest expense and amortization of offering costs	956,662	2,474,004	637,905
Custodian fees	15,745	33,898	13,953
Trustees fees	3,266	7,819	2,027
Professional fees	15,631	19,822	21,876
Shareholder reporting expenses	12,282	16,197	8,575
Shareholder servicing agent fees	7,930	11,079	7,462
Stock exchange listing fees	3,395	3,395	3,777
Investor relations expenses	7,261	16,452	4,674
Shelf offering expenses	—	—	74,504
Other	16,713	23,072	16,625
Total expenses	1,717,525	4,201,321	1,207,016
Net investment income (loss)	2,350,381	6,269,311	1,790,423
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,419,483)	(1,889,967)	(385,728)
Change in net unrealized appreciation (depreciation) of investments	(2,267,783)	(7,796,135)	(2,371,386)
Net realized and unrealized gain (loss)	(3,687,266)	(9,686,102)	(2,757,114)
Net increase (decrease) in net assets applicable to common shares from operations	$(1,336,885)	$(3,416,791)	$(966,691)

See accompanying notes to financial statements.

Statement of Operations (Unaudited) (continued)

	NOM	NNC	NPV
Investment Income	$1,047,033	$7,038,977	$8,002,207
Expenses
Management fees	151,391	1,150,369	1,199,591
Interest expense and amortization of offering costs	210,896	1,917,381	1,721,243
Custodian fees	8,640	25,072	25,407
Trustees fees	730	5,758	5,689
Professional fees	13,149	16,836	86,835
Shareholder reporting expenses	5,982	17,899	18,600
Shareholder servicing agent fees	7,668	8,428	3,242
Stock exchange listing fees	3,409	3,395	3,395
Investor relations expenses	2,037	12,400	12,129
Shelf offering expenses	—	—	—
Other	16,060	19,070	22,745
Total expenses	419,962	3,176,608	3,098,876
Net investment income (loss)	627,071	3,862,369	4,903,331
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	66,245	(2,609,757)	(957,593)
Change in net unrealized appreciation (depreciation) of investments	(846,738)	(2,938,864)	(7,170,387)
Net realized and unrealized gain (loss)	(780,493)	(5,548,621)	(8,127,980)
Net increase (decrease) in net assets applicable to common shares from operations	$(153,422)	$(1,686,252)	$(3,224,649)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	NKG		NMY
	Six Months	Year (1)	Six Months	Year (1)
	Ended	Ended	Ended	Ended
	11/30/18	5/31/18	11/30/18	5/31/18
Operations
Net investment income (loss)	$2,350,381	$5,205,069	$6,269,311	$13,196,981
Net realized gain (loss) from investments	(1,419,483)	232,714	(1,889,967)	(289,204)
Change in net unrealized appreciation (depreciation) of Investments	(2,267,783)	(5,147,480)	(7,796,135)	(7,420,445)
Net increase (decrease) in net assets applicable to common shares from operations	(1,336,885)	290,303	(3,416,791)	5,487,332
Distributions to Common Shareholders(2)
Dividends(3)	(2,286,167)	(5,382,259)	(6,145,941)	(14,033,603)
Return of capital	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(2,286,167)	(5,382,259)	(6,145,941)	(14,033,603)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	(1,374,771)	—	(2,567,474)	(338,802)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(1,374,771)	—	(2,567,474)	(338,802)
Net increase (decrease) in net assets applicable to common shares	(4,997,823)	(5,091,956)	(12,130,206)	(8,885,073)
Net assets applicable to common shares at the beginning of period	140,484,632	145,576,588	333,542,131	342,427,204
Net assets applicable to common shares at the end of period	$135,486,809	$140,484,632	$321,411,925	$333,542,131

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.
(3)	For the fiscal year ended May 31, 2018, NKG’s, NMY’s, and NPV’s distributions to shareholders were paid from net investment income, while NMS’s and NNC’s distributions were paid from net investment income and accumulated net realized gains. NOM’s distributions were paid from net investment income and return of capital.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	NMS		NOM
	Six Months	Year (1)	Six Months	Year (1)
	Ended	Ended	Ended	Ended
	11/30/18	5/31/18	11/30/18	5/31/18
Operations
Net investment income (loss)	$1,790,423	$4,006,483	$627,071	$1,331,582
Net realized gain (loss) from investments	(385,728)	(52,450)	66,245	(30,213)
Change in net unrealized appreciation (depreciation) of investments	(2,371,386)	(2,004,493)	(846,738)	(934,729)
Net increase (decrease) in net assets applicable to common shares from operations	(966,691)	1,949,540	(153,422)	366,640
Distributions to Common Shareholders(2)
Dividends(3)	(1,841,979)	(4,271,207)	(604,888)	(1,450,327)
Return of capital	—	—	—	(19,370)
Decrease in net assets applicable to common shares from distributions to common shareholders	(1,841,979)	(4,271,207)	(604,888)	(1,469,697)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	74,504	2,634,474	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	27,785	—	49,789
Cost of shares repurchased and retired	(52,767)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	21,737	2,662,259	—	49,789
Net increase (decrease) in net assets applicable to common shares	(2,786,933)	340,592	(758,310)	(1,053,268)
Net assets applicable to common shares at the beginning of period	85,066,680	84,726,088	31,605,163	32,658,431
Net assets applicable to common shares at the end of period	$82,279,747	$85,066,680	$30,846,853	$31,605,163

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.
(3)	For the fiscal year ended May 31, 2018, NKG’s, NMY’s, and NPV’s distributions to shareholders were paid from net investment income, while NMS’s and NNC’s distributions were paid from net investment income and accumulated net realized gains. NOM’s distributions were paid from net investment income and return of capital.

See accompanying notes to financial statements.

	NNC		NPV
	Six Months	Year (1)	Six Months	Year (1)
	Ended	Ended	Ended	Ended
	11/30/18	5/31/18	11/30/18	5/31/18
Operations
Net investment income (loss)	$3,862,369	$8,300,021	$4,903,331	$10,063,915
Net realized gain (loss) from investments	(2,609,757)	359,698	(957,593)	(719,109)
Change in net unrealized appreciation (depreciation) of investments	(2,938,864)	(9,023,451)	(7,170,387)	(4,936,839)
Net increase (decrease) in net assets applicable to common shares from operations	(1,686,252)	(363,732)	(3,224,649)	4,407,967
Distributions to Common Shareholders(2)
Dividends(3)	(3,683,184)	(8,548,513)	(4,812,955)	(10,064,138)
Return of capital	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(3,683,184)	(8,548,513)	(4,812,955)	(10,064,138)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	(1,332,772)	(285,132)	(523,378)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(1,332,772)	(285,132)	(523,378)	—
Net increase (decrease) in net assets applicable to common shares	(6,702,208)	(9,197,377)	(8,560,982)	(5,656,171)
Net assets applicable to common shares at the beginning of period	236,815,958	246,013,335	254,174,901	259,831,072
Net assets applicable to common shares at the end of period	$230,113,750	$236,815,958	$245,613,919	$254,174,901

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.
(3)	For the fiscal year ended May 31, 2018, NKG’s, NMY’s, and NPV’s distributions to shareholders were paid from net investment income, while NMS’s and NNC’s distributions were paid from net investment income and accumulated net realized gains. NOM’s distributions were paid from net investment income and return of capital.

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended November 30, 2018 (Unaudited)

	NKG	NMY	NMS
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(1,336,885)	$(3,416,791)	$(966,691)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(31,218,950)	(80,707,069)	(31,643,549)
Proceeds from sales and maturities of investments	33,065,749	72,396,551	33,580,862
Proceeds from (Purchase of) short-term investments, net	13,208	2,400,000	(2,700,000)
Taxes paid	(139)	(393)	—
Amortization (Accretion) of premiums and discounts, net	994,770	1,407,547	(328,548)
Amortization of deferred offering costs	4,808	5,723	10,323
(Increase) Decrease in:
Receivable for interest	277,548	64,858	(3,532)
Receivable for investments sold	2,090,000	2,932,976	(449,525)
Other assets	1,787	(2,913)	2,451
Increase (Decrease) in:
Payable for interest	(40,696)	21,751	5,830
Payable for investments purchased	—	1,120,810	2,976,135
Accrued management fees	(8,232)	(12,829)	(3,609)
Accrued Trustees fees	(1,359)	1,430	(843)
Accrued other expenses	(19,853)	(29,321)	(20,509)
Net realized (gain) loss from investments	1,419,483	1,889,967	385,728
Change in net unrealized (appreciation) depreciation of investments	2,267,783	7,796,135	2,371,386
Net cash provided by (used in) operating activities	7,509,022	5,868,432	3,215,909
Cash Flows from Financing Activities:
(Payments for) VMTP Shares redeemed, at liquidation preference	(23,500,000)	—	—
Proceeds from shelf offering, net of offering costs	—	—	74,504
Increase (Decrease) in:
Cash overdraft	—	2,847,819	—
Floating rate obligations	19,600,000	15,085,000	—
Cash distributions paid to common shareholders	(2,325,877)	(6,230,522)	(1,893,070)
Cost of common shares repurchased and retired	(1,374,771)	(2,567,474)	(52,767)
Net cash provided by (used in) financing activities	(7,600,648)	9,134,823	(1,871,333)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(91,626)	15,003,255	1,344,576
Cash and cash collateral at brokers at the beginning of period	506,561	—	160,169
Cash and cash collateral at brokers at the end of period	$414,935	$15,003,255	$1,504,745

Supplemental Disclosure of Cash Flow Information	NKG	NMY	NMS
Cash paid for interest (excluding amortization of offering costs)	$992,549	$2,446,530	$621,752

See accompanying notes to financial statements.

	NOM	NNC	NPV
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(153,422)	$(1,686,252)	$(3,224,649)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(4,817,271)	(52,896,938)	(45,386,626)
Proceeds from sales and maturities of investments	6,009,969	54,597,736	45,191,972
Proceeds from (Purchase of) short-term investments, net	(800,000)	—	(1,500,000)
Taxes paid	—	(1,157)	(280)
Amortization (Accretion) of premiums and discounts, net	66,928	1,528,508	582,896
Amortization of deferred offering costs	4,048	5,889	7,607
(Increase) Decrease in:
Receivable for interest	4,628	(95,071)	(110,399)
Receivable for investments sold	(397,316)	(2,100,375)	3,600,000
Other assets	(1,050)	(1,449)	(4,927)
Increase (Decrease) in:
Payable for interest	—	(5,417)	—
Payable for investments purchased	(348,524)	—	198,140
Accrued management fees	(912)	(13,758)	(10,255)
Accrued Trustees fees	(302)	1,030	1,088
Accrued other expenses	(10,782)	(23,636)	(24,433)
Net realized (gain) loss from investments	(66,245)	2,609,757	957,593
Change in net unrealized (appreciation) depreciation of investments	846,738	2,938,864	7,170,387
Net cash provided by (used in) operating activities	336,487	4,857,731	7,448,114
Cash Flows from Financing Activities:
(Payments for) VMTP Shares redeemed, at liquidation preference	—	(10,500,000)	—
Proceeds from shelf offering, net of offering costs	—	—	—
Increase (Decrease) in:
Cash overdraft	(231,915)	—	(1,815,517)
Floating rate obligations	600,000	10,200,000	—
Cash distributions paid to common shareholders	(611,531)	(3,746,147)	(4,856,173)
Cost of common shares repurchased and retired	—	(1,332,772)	(523,378)
Net cash provided by (used in) financing activities	(243,446)	(5,378,919)	(7,195,068)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	93,041	(521,188)	253,046
Cash and cash collateral at brokers at the beginning of period	—	568,005	—
Cash and cash collateral at brokers at the end of period	$93,041	$46,817	$253,046

Supplemental Disclosure of Cash Flow Information	NOM	NNC	NPV
Cash paid for interest (excluding amortization of offering costs)	$206,848	$1,916,908	$1,713,635

See accompanying notes to financial statements.

Financial Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
NKG
Year Ended 5/31:
2019(e)	$13.32	$0.22		$(0.34)	$(0.12)	$(0.22)	$—	$(0.22)	$0.02		$13.00	$10.91
2018	13.80	0.49		(0.46)	0.03	(0.51)	—	(0.51)	—		13.32	11.38
2017	14.40	0.55		(0.55)	—	(0.60)	—	(0.60)	—		13.80	13.28
2016	13.98	0.68		0.38	1.06	(0.64)	—	(0.64)	—		14.40	14.28
2015	13.98	0.67		(0.03)	0.64	(0.64)	—	(0.64)	—		13.98	12.81
2014	14.58	0.54		(0.50)	0.04	(0.64)	—	(0.64)	—		13.98	12.98

NMY
Year Ended 5/31:
2019(e)	14.29	0.27		(0.42)	(0.15)	(0.26)	—	(0.26)	0.02		13.90	11.70
2018	14.65	0.56		(0.32)	0.24	(0.60)	—	(0.60)	—	*	14.29	12.21
2017	15.08	0.61		(0.38)	0.23	(0.66)	—	(0.66)	—		14.65	13.08
2016	14.59	0.67		0.47	1.14	(0.67)	—	(0.67)	0.02		15.08	13.65
2015	14.64	0.68		(0.10)	0.58	(0.67)	—	(0.67)	0.04		14.59	12.53
2014	15.56	0.60		(0.85)	(0.25)	(0.67)	—	(0.67)	—		14.64	12.91

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)
	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV (a)	Price (a)	(000)	Expenses	(c)	(Loss	)	Rate	(d)

(0.77)%	(2.24)%	$135,487	2.49	%**	3.41	%**	14%
0.22	(10.74)	140,485	2.19		3.64		15
0.07	(2.76)	145,577	2.10		3.94		13
7.80	16.94	151,860	1.60		4.83		13
4.65	3.76	147,441	1.62		4.77		7
0.56	2.17	147,507	3.03		4.04		20

(0.89)	(2.04)	321,412	2.56	**	3.82	**	14
1.68	(2.10)	333,542	2.25		3.91		20
1.61	0.69	342,427	2.08		4.14		42
8.13	14.77	352,581	1.55		4.56		19
4.28	2.29	344,300	1.55		4.65		23
(1.38)	(1.43)	353,010	2.87		4.25		20

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NKG
Year Ended 5/31:
2019(e)	1.39	%**
2018	1.11
2017	1.03
2016	0.55
2015	0.54
2014	1.89

NMY
Year Ended 5/31:
2019(e)	1.51	%**
2018	1.21
2017	1.04
2016	0.55
2015	0.52
2014	1.81

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2018.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Preferred Share- holders (a)	Distributions from Accumulated Net Realized Gains to Preferred Share- holders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Return of Capital	Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price
NMS
Year Ended 5/31:
2019(h)	$14.69	$0.31		$(0.47)	$—	$—		$(0.16)	$(0.32)	$—	$—	$(0.32)	$0.01	$—	$	—*	$14.22	$12.18
2018	15.08	0.70		(0.37)	—	—		0.33	(0.74)	—	—	(0.74)	—	0.02		—	14.69	13.60
2017	15.78	0.70		(0.62)	—	—		0.08	(0.79)	—	—	(0.79)	—	0.01		—	15.08	16.18
2016	15.46	0.80		0.33	—	—		1.13	(0.81)	—	—	(0.81)	—	—		—	15.78	15.99
2015(f)	15.50	0.74		0.03	—	—		0.77	(0.81)	—	—	(0.81)	—	—		—	15.46	14.95
Year Ended 6/30:
2014(g)	14.25	0.71		1.29	(0.01)	—		1.99	(0.74)	—	—	(0.74)	—	—		—	15.50	16.48
Year Ended 8/31:
2013	16.16	0.90		(1.90)	(0.02)	—		(1.02)	(0.89)	—	—	(0.89)	—	—		—	14.25	14.82
2012	14.56	0.90		1.56	(0.02)	—		2.44	(0.84)	—	—	(0.84)	—	—		—	16.16	17.52

NOM
Year Ended 5/31:
2019(h)	13.48	0.27		(0.33)	—	—		(0.06)	(0.26)	—	—	(0.26)	—	—		—	13.16	11.88
2018	13.95	0.57		(0.41)	—	—		0.16	(0.62)	—	(0.01)	(0.63)	—	—		—	13.48	13.34
2017	14.45	0.65		(0.44)	—	—		0.21	(0.71)	—	—	(0.71)	—	—		—	13.95	16.20
2016	13.91	0.72		0.55	—	—		1.27	(0.73)	—	—	(0.73)	—	—		—	14.45	16.03
2015	14.19	0.62		(0.17)	—	—		0.45	(0.73)	—	—	(0.73)	—	—		—	13.91	15.27
2014	14.61	0.65		(0.34)	—	—		0.31	(0.73)	—	—	(0.73)	—	—		—	14.19	15.08

(a)	The amounts shown are based on common share equivalents. Represents distributions paid on Remarketed Preferred Shares (“RPS”) for NMS.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV (b)	Price (b)	(000)	Expenses	(d)	(Loss	)	Rate	(e)

(1.04)%	(8.21)%	$82,280	2.79	%**	4.36	%**	23%
2.37	(11.55)	85,067	2.40		4.66		13
0.68	6.41	84,726	2.47		4.59		19
7.47	12.84	87,942	1.69		5.14		17
5.02	(4.37)	86,150	1.80	**	5.19	**	14

14.33	16.61	64,277	1.64	**	5.75	**	8

(6.77)	(10.99)	59,100	1.35		5.68		11
17.25	19.91	67,029	1.42		5.82		6

(0.46)	(9.15)	30,847	2.69	**	4.01	**	10
1.15	(13.89)	31,605	2.54		4.15		20
1.53	5.77	32,658	2.27		4.65		14
9.40	10.34	33,777	1.94		5.13		5
3.21	6.50	32,467	2.80		4.38		8
2.52	(0.83)	33,072	2.86		4.85		21

(c)	Ratios do not reflect the effect of dividend payments to RPS shareholders, during periods when RPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to RPS and other subsequent forms of preferred shares issued by the Fund, where applicable. For the years ended June 30, 2014 and prior, NMS includes the RPS of Minnesota Municipal Income Portfolio (MXA).
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NMS
Year Ended 5/31:
2019(h)	1.52	%**
2018	1.06
2017	1.29
2016	0.62
2015(f)	0.61	**
Year Ended 6/30:
2014(g)	0.18	**
Year Ended 8/31:
2013	—
2012	—

NOM
Year Ended 5/31:
2019(h)	1.35	%**
2018	1.19
2017	0.99
2016	0.69
2015	1.44
2014	1.51

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the eleven months ended May 31, 2015.
(g)	For the ten months ended June 30, 2014.
(h)	For the six months ended November 30, 2018.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	Accumu- lated Net Realized Gains	Total	Discount Per Share Repurchased and Retired	Ending NAV	Ending Share Price
NNC
Year Ended 5/31:
2019(f)	$14.44	$0.24		$(0.34)	$(0.10)	$(0.23)	$—	$(0.23)	$0.02	$14.13	$11.81
2018	14.98	0.51		(0.53)	(0.02)	(0.52)	— *	(0.52)	—*	14.44	12.27
2017	15.56	0.53		(0.54)	(0.01)	(0.56)	(0.01)	(0.57)	—	14.98	13.29
2016	14.98	0.60		0.58	1.18	(0.60)	— *	(0.60)	—*	15.56	14.19
2015	14.90	0.61		0.11	0.72	(0.62)	(0.03)	(0.65)	0.01	14.98	12.95
2014	15.02	0.54		(0.06)	0.48	(0.60)	—	(0.60)	—	14.90	13.24

NPV
Year Ended 5/31:
2019(f)	14.17	0.27		(0.45)	(0.18)	(0.27)	—	(0.27)	0.01	13.73	11.60
2018	14.49	0.56		(0.32)	0.24	(0.56)	—	(0.56)	—	14.17	12.35
2017	15.00	0.58		(0.50)	0.08	(0.59)	—	(0.59)	—	14.49	13.25
2016	14.50	0.66		0.53	1.19	(0.69)	—	(0.69)	—	15.00	14.43
2015	14.47	0.72		0.06	0.78	(0.75)	—	(0.75)	—	14.50	13.39
2014	15.38	0.71		(0.89)	(0.18)	(0.72)	(0.01)	(0.73)	—	14.47	13.39

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)
	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV (a)	Price (a)	(000)	Expenses	(c)	(Loss	)	Rate	(e)

(0.59)%	(1.94)%	$230,114	2.72	%**	3.31	%**	14%
(0.14)	(3.88)	236,816	2.33		3.43		13
(0.03)	(2.37)	246,013	2.14		3.54		13
8.05	14.65	255,506	1.54		3.97		7
4.91	2.72	246,319	1.54		4.03		12
3.54	0.10	246,492	2.81		3.85		17

(1.22)	(3.95)	245,614	2.47	**	3.91	**	11
1.70	(2.62)	254,175	2.07		3.92		22
0.63	(4.14)	259,831	1.97		3.98		38
8.41	13.22	268,960	1.64		4.51		18
5.45	5.72	260,104	1.67(d	)	4.91(d	)	17
(0.79)	(0.93)	259,568	2.25		5.15		19

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NNC
Year Ended 5/31:
2019(f)	1.64	%**
2018	1.26
2017	1.08
2016	0.54
2015	0.52
2014	1.70

NPV
Year Ended 5/31:
2019(f)	1.37	%**
2018	1.02
2017	0.94
2016	0.62
2015	0.59
2014	1.18

(d)	During the period ended May 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
		Net Investment
NPV	Expenses	Income (Loss	)
Year Ended 5/31:
2015	1.70%	4.88%

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended November 30, 2018.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

	MTP Shares at the End of Period(a)		VMTP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $10	Outstanding	Per $100,000
	(000)	Share	(000)	Share
NKG
Year Ended 5/31:
2019(c)	$—	$—	$58,500	$331,601
2018	—	—	82,000	271,323
2017	—	—	82,000	277,532
2016	—	—	75,000	302,480
2015	—	—	75,000	296,588
2014	—	—	75,000	296,676

NMY
Year Ended 5/31:
2019(c)	—	—	197,000	263,153
2018	—	—	197,000	269,311
2017	—	—	197,000	273,821
2016	—	—	167,000	311,126
2015	—	—	167,000	306,168
2014	—	—	167,000	311,383

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014
NKG
Series 2015 (NKG PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.03	∆
Series 2015-1 (NKG PRD)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.04	∆
Series 2015-2 (NKG PRE)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.03	∆

NMY
Series 2015 (NMY PRC)
Ending Market Value per Share	—
Average Market Value per Share	10.04	∆
Series 2016 (NMY PRD)
Ending Market Value per Share	—
Average Market Value per Share	10.07	∆
Series 2015 (NMY PRE)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.03	∆
Series 2015-1(NMY PRF)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.03	∆
Series 2015-1(NMY PRG)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.04	∆
Series 2016 (NMY PRH)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.07	∆

(b)	MTP Shares issued in connection with the reorganizations.
(c)	For the six months ended November 30, 2018.
∆	For the period June 1, 2013 through May 30, 2014.

See accompanying notes to financial statements.

	RPS at the End of Period		MFP Shares at the End of Period		MTP Shares at the End of Period(a)		VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NMS
Year Ended 5/31:
2019(d)	$—	$—	$—	$—	$—	$—	$52,800	$255,833
2018	—	—	—	—	—	—	52,800	261,111
2017	—	—	—	—	—	—	52,800	260,466
2016	—	—	—	—	—	—	44,100	299,415
2015(b)	—	—	—	—	—	—	44,100	295,352
Year Ended 6/30:
2014(c)	—	—	—	—	—	—	31,100	307*
Year Ended 8/31:
2013	31,100	73*	—	—	—	—	—	—
2012	31,100	79*	—	—	—	—	—	—

NOM
Year Ended 5/31:
2019(d)	—	—	18,000	271,371	—	—	—	—
2018	—	—	18,000	275,584	—	—	—	—
2017	—	—	—	—	—	—	18,000	281,436
2016	—	—	—	—	—	—	18,000	287,651
2015	—	—	—	—	—	—	18,000	280,372
2014	—	—	—	—	17,880	28.50	—	—

*	Rounded to the nearest thousand (000).
(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015		2014
NOM
Series 2015 (NOM PRC)
Ending Market Value per Share	$—		$10.06
Average Market Value per Share	10.03	∆	10.04

(b)	For the eleven months ended May 31, 2015.
(c)	For the ten months ended June 30, 2014.
(d)	For the six months ended November 30, 2018.
∆	For the period June 1, 2014, through February 9, 2015.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

	MTP Shares at the End of Period(a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
NNC
Year Ended 5/31:
2019(c)	$—	$—	$143,500	$260,358	$—	$—
2018	—	—	154,000	253,777	—	—
2017	—	—	154,000	259,749	—	—
2016	—	—	125,000	304,405	—	—
2015	—	—	125,000	297,055	—	—
2014	—	—	125,000	297,193	—	—

NPV
Year Ended 5/31:
2019(c)	—	—	—	—	128,000	291,886
2018	—	—	—	—	128,000	298,574
2017	—	—	—	—	128,000	302,993
2016	—	—	—	—	128,000	310,125
2015	—	—	—	—	128,000	303,206
2014	—	—	—	—	128,000	302,787

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014
NNC
Series 2015 (NNC PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.03	^
Series 2016 (NNC PRD)
Ending Market Value per Share	—
Average Market Value per Share	10.04	^
Series 2015 (NNC PRE)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.03	^
Series 2015-1 (NNC PRF)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.03	^
Series 2015-1 (NNC PRG)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.03	^

NPV
Series 2014 (NPV PRA)
Ending Market Value per Share	—
Average Market Value per Share	10.01	^^
Series 2015 (NPV PRC)
Ending Market Value per Share	—
Average Market Value per Share	10.04	^^
Series 2014 (NPV PRD)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.04	^^
Series 2014-1 (NPV PRE)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.04	^^

(b)	MTP Shares issued in connection with the reorganizations.
(c)	For the six months ended November 30, 2018.
^	For the period June 1, 2013 through March 3, 2014.
^^	For the period June 1, 2013 through September 9, 2013.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The state funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Georgia Quality Municipal Income Fund (NKG)
•	Nuveen Maryland Quality Municipal Income Fund (NMY)
•	Nuveen Minnesota Quality Municipal Income Fund (NMS)
•	Nuveen Missouri Quality Municipal Income Fund (NOM)
•	Nuveen North Carolina Quality Municipal Income Fund (NNC)
•	Nuveen Virginia Quality Municipal Income Fund (NPV)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NKG, NMS and NOM were organized as Massachusetts business trusts on October 26, 2001, April 28, 2014 and March 29, 1993, respectively. NMY, NNC and NPV were organized as Massachusetts business trusts on January 12, 1993.

The end of the reporting period for the Funds is November 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2018 (the “current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. The Fund may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the Sub-Adviser’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Fund invests in bonds of municipal issuers located in other states, the Fund may have income that is not exempt from state personal income tax.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

Notes to Financial Statements (Unaudited) (continued)

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NMY	NMS	NPV
Outstanding when-issued/delayed delivery purchase commitments	$1,120,810	$2,087,784	$1,110,620

Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (“the Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NKG	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Municipal Bonds**	$—	$210,549,422	$	—***	$210,549,422
Short-Term Investments*:
Municipal Bonds**	—	—		113,509	113,509
Total	$—	$210,549,422		$113,509	$210,662,931
NMY
Long-Term Investments*:
Municipal Bonds	$—	$528,837,962		$—	$528,837,962
NMS
Long-Term Investments*:
Municipal Bonds	$—	$132,591,547		$—	$132,591,547
Short-Term Investments*:
Municipal Bonds	—	2,700,000		—	2,700,000
Total	$—	$135,291,547		$—	$135,291,547

Notes to Financial Statements (Unaudited) (continued)

NOM	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$47,411,417	$—	$47,411,417
Short-Term Investments*:
Municipal Bonds	—	800,000	—	800,000
Total	$—	$48,211,417	$—	$48,211,417
NNC
Long-Term Investments*:
Municipal Bonds	$—	$385,992,015	$—	$385,992,015
NPV
Long-Term Investments*:
Municipal Bonds	$—	$388,755,859	$—	$388,755,859
Short-Term Investments*:
Municipal Bonds	—	1,500,000	—	1,500,000
Total	$—	$390,255,859	$—	$390,255,859

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
***	Value equals zero as of the end of the reporting period.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NKG	NMY	NMS	NOM	NNC	NPV
Floating rate obligations: self-deposited Inverse Floaters	$19,600,000	$27,685,000	$—	$600,000	$18,630,000	$20,350,000
Floating rate obligations: externally-deposited Inverse Floaters	5,635,000	—	—	—	—	13,330,000
Total	$25,235,000	$27,685,000	$—	$600,000	$18,630,000	$33,680,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NKG	NMY	NMS	NOM	NNC	NPV
Average floating rate obligations outstanding	$4,712,568	$12,792,186	$—	$419,672	$10,882,459	$20,350,000
Average annual interest rate and fees	2.11%	1.98%	—%	1.99%	2.02%	1.96%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facilities for any of the other Funds as of the end of the reporting period.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NKG	NMY	NMS	NOM	NNC	NPV
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$19,600,000	$27,685,000	$—	$600,000	$18,630,000	$20,350,000
Maximum exposure to Recourse Trusts: externally-deposited
Inverse Floaters	—	—	—	—	—	13,330,000
Total	$19,600,000	$27,685,000	$—	$600,000	$18,630,000	$33,680,000

Notes to Financial Statements (Unaudited) (continued)

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Common Shares Equity Shelf Programs and Offering Costs
NMS has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NMS
	Six Months	Year
	Ended	Ended
	11/30/18	5/31/18
Additional authorized common shares	500,000	500,000
Common shares sold	—	173,280
Offering proceeds, net of offering costs	$74,504	$2,634,474

Costs incurred by the Fund in connection with its initial shelf registrations are recorded as a prepaid expense and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Shelf offering expenses” on the Statement of Operations.

Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable. were as follows:

	NKG		NMY		NMS
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	11/30/18	5/31/18	11/30/18	5/31/18	11/30/18	5/31/18
Common shares:
Sold through shelf offering	—	—	—	—	—	173,280
Issued to shareholders due to reinvestment of distributions	—	—	—	—	—	1,832
Repurchased and retired	(125,000)	—	(217,601)	(27,500)	(4,390)	—

Weighted average common share:
Premium to NAV per shelf offering share sold	—	—	—	—	—	5.02%
Price per share repurchased and retired	$10.98	—	$11.78	$12.30	$12.00	—
Discount per share repurchased and retired	15.46%	—	15.53%	14.18%	15.08%	—

	NOM		NNC		NPV
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	11/30/18	5/31/18	11/30/18	5/31/18	11/30/18	5/31/18
Common shares:
Issued to shareholders due to reinvestment of distributions	—	3,481	—	—	—	—
Repurchased and retired	—	—	(112,200)	(23,400)	(45,063)	—

Weighted average common share:
Price per share repurchased and retired	—	—	$11.86	$12.17	$11.59	—
Discount per share repurchased and retired	—	—	15.62%	15.16%	15.31%	—

Preferred Shares

MuniFund Preferred Shares
NOM has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.

The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.

•	Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

The Fund will pay a remarketing fee on the aggregate principal amount of all MFP shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•	Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

Notes to Financial Statements (Unaudited) (continued)

•	Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP Shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, details of the Fund’s MFP Shares outstanding were as follows:

Liquidation
			Preference,		Term		Mode
		Shares	net of deferred	Liquidation	Redemption		Termination
Fund	Series	Outstanding	offering costs	Preference	Date	Mode	Date
NOM	A	180	$17,767,067	$18,000,000	October 1, 2047	VRM	October 16, 2019

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NOM
Average liquidation preference of MFP Shares outstanding	$18,000,000
Annualized dividend rate	2.25%

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and have outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, details of the following Funds’ VMTP Shares outstanding were as follows:

			Liquidation
			Preference,
		Shares	net of deferred	Liquidation
Fund	Series	Outstanding	offering costs	Preference
NKG	2019	585	$58,496,395	$58,500,000
NMY	2019	1,970	$196,992,372	$197,000,000
NMS	2019	528	$52,786,232	$52,800,000
NNC	2019	1,435	$143,493,291	$143,500,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. Each Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
NKG	2019	September 1, 2019	August 31, 2017
NMY	2019	August 1, 2019	June 30, 2017
NMS	2019	August 1, 2019	June 30, 2017
NNC	2019	August 1, 2019	June 30, 2017

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NKG	NMY	NMS	NNC
Average liquidation preference of VMTP Shares outstanding	$76,991,803	$197,000,000	$52,800,000	$151,762,295
Annualized dividend rate	2.34%	2.37%	2.37%	2.37%

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
The following Fund has issued and has outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, details of the Fund’s VRDP Shares outstanding were as follows:

			Liquidation
			Preference,
		Shares	net of deferred	Liquidation
Fund	Series	Outstanding	offering costs	Preference	Maturity
NPV	1	1,280	$127,625,419	$128,000,000	August 3, 2043

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. The Fund’s VRDP Shares have successfully remarketed since issuance.

Notes to Financial Statements (Unaudited) (continued)

The Fund’s Series 1 VRDP Shares are considered to be Special Rate Period VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, unless the Board approves a subsequent special rate period.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NPV
Average liquidation preference of VRDP Shares outstanding	$128,000,000
Annualized dividend rate	2.36%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in MFP shares for the Funds, where applicable, were as follows:

	Year Ended
	May 31, 2018
NOM	Series	Shares	Amount
MFP Shares issued	A	180	$18,000,000

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Six Months Ended
	November 30, 2018
NKG	Series	Shares	Amount
VMTP Shares redeemed	2019	(235)	$(23,500,000)

	Six Months Ended
	November 30, 2018
NNC	Series	Shares	Amount
VMTP Shares redeemed	2019	(105)	$(10,500,000)

	Year Ended
	May 31, 2018
NOM	Series	Shares	Amount
VMTP Shares redeemed	2018	(180)	$(18,000,000)

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NKG	NMY	NMS	NOM	NNC	NPV
Purchases	$31,218,950	$80,707,069	$31,643,549	$4,817,271	$52,896,938	$45,386,626
Sales and maturities	33,065,749	72,396,551	33,580,862	6,009,969	54,597,736	45,191,972

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of November 30, 2018.

	NKG	NMY	NMS	NOM	NNC	NPV
Tax cost of investments	$187,910,584	$490,713,806	$133,235,915	$46,156,623	$355,861,158	$359,814,366
Gross unrealized:
Appreciation	$5,203,997	$13,542,196	$3,090,314	$1,713,551	$13,052,368	$12,914,498
Depreciation	(2,051,687)	(3,103,030)	(1,034,682)	(258,759)	(1,551,607)	(2,822,997)
Net unrealized appreciation (depreciation) of investments	$3,152,310	$10,439,166	$2,055,632	$1,454,792	$11,500,761	$10,091,501

Permanent differences, primarily due to taxable market discount, federal taxes paid, nondeductible offering costs, distribution reallocations and expiration of capital loss carryforwards resulted in reclassifications among the Funds’ components of common share net assets as of May 31, 2018, the Funds’ last tax year end, as follows:

	NKG	NMY	NMS	NOM	NNC	NPV
Paid-in-surplus	$(1,222,296)	$112,903	$169,785	$(125,184)	$115,564	$(11,762)
Undistributed (Over-distribution of) net investment income	(107,995)	(214,198)	(170,697)	21,674	(115,049)	(81,356)
Accumulated net realized gain (loss)	1,330,291	101,295	912	103,510	(515)	93,118

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2018, the Funds’ last tax year end, were as follows:

	NKG	NMY	NMS	NOM	NNC	NPV
Undistributed net tax-exempt income[1]	$159,456	$607,644	$45,312	$—	$294,594	$758,978
Undistributed net ordinary income[2]	3,998	11,765	—	—	28,865	9,335
Undistributed net long-term capital gains	—	—	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2018, paid on June 1, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2018, was designated for purposes of the dividends paid deduction as follows:

	NKG	NMY	NMS	NOM	NNC	NPV
Distributions from net tax-exempt income	$7,071,164	$17,874,348	$5,258,361	$1,843,442	$11,562,668	$12,302,938
Distributions from net ordinary income[2]	17,934	189,315	64,018	4,645	112,438	164,986
Distributions from net long-term capital gains	—	—	5,194	—	13,985	—
Return of capital	—	—	—	19,370	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2018, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NKG	NMY	NOM	NNC	NPV
Expiration:
May 31, 2019	$48,370	$—	$—	$—	$—
Not subject to expiration:
Short-term	1,013,517	6,016,854	362,664	712,669	4,753,374
Long-term	2,409,263	5,837,844	897,804	—	9,234,469
Total	$3,471,150	$11,854,698	$1,260,468	$712,669	$13,987,843

During the Funds’ last tax year ended May 31, 2018, the following funds utilized capital loss carryforwards as follows:

	NKG	NMS
Utilized capital loss carryforwards	$233,457	$124,580

As of May 31, 2018, the Funds’ last tax year end, the following Funds’ capital loss carryforwards expired as follows:

	NKG	NOM
Expired capital loss carryforwards	$1,329,548	$91,539

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

NMS
Post-October capital losses[3]	$180,752
Late-year ordinary losses[4]	—

[3]	Capital losses incurred from November 1, 2017 through May 31, 2018, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2018 through May 31, 2018 and/or specified losses incurred from November 1, 2017 through May 31, 2018.

7. Management Fees and Other Transactions with Affiliates

Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2018, the complex-level fee for each Fund was 0.1595%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NMY	NMS	NOM	NPV
Purchases	$6,286,876	$5,280,555	$345,198	$20,059,594
Sales	6,139,230	4,559,817	348,926	20,759,961

Notes to Financial Statements (Unaudited) (continued)

8. Borrowing Arrangements

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the funds’ utilized this facility.

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Disclosure Update and Simplification

During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of May 31, 2018, the Funds’ Statement of Changes in Net Assets reflected the following balances.

	NKG	NMY	NMS	NOM	NNC	NPV
Distributions to Shareholders
From net investment income	$(5,382,259)	$(14,033,603)	$(4,266,573)	$(1,450,327)	$(8,533,736)	$(10,064,138)
From accumulated net realized gains	—	—	(4,634)	—	(14,777)	—
Return of capital	—	—	—	(19,370)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(5,382,259)	(14,033,603)	(4,271,207)	(1,469,697)	(8,548,513)	(10,064,138)
UNII at the end of period	$(294,011)	$(443,788)	$(339,465)	$(29,900)	$(489,934)	$160,559

10. Subsequent Events

Variable Rate MuniFund Term Preferred Shares
During December 2018, NMY redeemed 150 Series 2019 VMTP Shares.

Adjustable Rate MuniFund Term Preferred Shares
During December 2018, NKG, NMY, NMS and NNC issued 585, 1,820, 528 and 1,435 Series 2028 Adjustable Rate Term Preferred Shares, respectively, in exchange for 585, 1,820, 528 and 1,435 Series 2019 VMTP Shares.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider**
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.
**	Retired from the Funds’ Board of Trustees effective December 31, 2018.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NKG	NMY	NMS	NOM	NNC	NPV
Common shares repurchased	125,000	217,601	4,390	—	112,200	45,063

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Glossary of Terms Used in this Report (continued)

■	S&P Municipal Bond Georgia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Georgia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Maryland Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Minnesota Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Minnesota municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Missouri Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond North Carolina Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade North Carolina municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Virginia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-A-1118D 702451-INV-B-01/19

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Georgia Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: February 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: February 7, 2019

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: February 7, 2019